      As filed with the Securities and Exchange Commission on December 28, 1999
                                             1933 Act Registration No. 2-78808
                                             1940 Act Registration No. 811-354
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 35
                                     AND/OR



                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940



                                AMENDMENT NO. 36
                        (Check appropriate box or boxes)
                                 --------------

                              ASSET MANAGEMENT FUND
               (Exact name of Registrant as specified in Charter)



                    230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606 (Address of principal executive offices)(Zip code)

        Registrant's Telephone Number, including Area Code: 312-644-3100



EDWARD E. SAMMONS, JR., PRESIDENT AND                    with a copy to:
   ASSET MANAGEMENT FUND, INC.                        CATHY G. O'KELLY, ESQ.
     230 WEST MONROE STREET                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
     CHICAGO, ILLINOIS 60606                         222 NORTH LASALLE STREET
(Name and address of agent for service)                CHICAGO, ILLINOIS 60601


It is proposed that this filing will become effective (check appropriate box)

|_|      immediately upon filing pursuant to paragraph (b); or

|_|      on (date) pursuant to paragraph (b); or

|_|      60 days after filing pursuant to paragraph (a)(1); or


|X|      on March 1, 2000 pursuant to paragraph (a)(1); or


|_|      75 days after filing pursuant to paragraph (a)(2); or

|_|      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------

                                                          PROVIDING INVESTMENT
                                                          OPPORTUNITIES COVERING
                                                          THE COMPLETE MATURITY
                                                          RANGE OF FIXED INCOME
                                                          SECURITIES



March 1, 2000





                                   PROSPECTUS

                                   [AMF LOGO]
                              ASSET MANAGEMENT FUND



                     MONEY MARKET PORTFOLIO, CLASS I SHARES*

                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO

                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO

                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO

                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO










The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. It is a federal offense to suggest otherwise.






* Class D shares of the Money Market Portfolio are offered in a separate prospectus.

                                TABLE OF CONTENTS


Summary...........................................................................................................1


Money Market Portfolio, Class I Shares
     Short U.S. Government Securities Portfolio...................................................................1

Adjustable Rate Mortgage (ARM) Portfolio
     Intermediate Mortgage Securities Portfolio
     U.S. Government Mortgage Securities Portfolio................................................................5

Investment Information...........................................................................................11
     Investment Objectives and Principal Investment Strategies...................................................11
         Money Market Portfolio and Short U.S. Government Securities Portfolio...................................11
         Adjustable Rate Mortgage (ARM) Portfolio, Intermediate Mortgage Securities Portfolio and
              U.S. Government Mortgage Securities Portfolio......................................................12
     Description of Securities and Related Risks.................................................................13
         Mortgage-Related Securities.............................................................................13
         Collateralized Mortgage Obligations.....................................................................15
         When-Issued and Delayed-Delivery Securities.............................................................15
         Variable and Floating Rate Securities...................................................................15
         Repurchase Agreements...................................................................................15
     Investment Limitations......................................................................................16
Fund and Portfolio Information...................................................................................16
     Investment Adviser..........................................................................................16
         Advisory Fee Expenses...................................................................................16
         Portfolio Managers......................................................................................17
     Distributor.................................................................................................17

Net Asset Value..................................................................................................17

Investing in the Fund............................................................................................18
     Share Purchases.............................................................................................18
     Minimum Investment Required.................................................................................18
     What Shares Cost............................................................................................18
     Dividends...................................................................................................19
     Capital Gains...............................................................................................19

Redeeming Shares.................................................................................................19
     Telephone Redemption........................................................................................19
     Written Requests............................................................................................20
         Signatures..............................................................................................20
         Receiving Payment.......................................................................................20

Exchanges........................................................................................................20
Shareholder Information..........................................................................................21
     Voting Rights...............................................................................................21
     Tax Information.............................................................................................21

Financial Highlights.............................................................................................22
     Money Market Portfolio......................................................................................22
     Short U.S. Government Securities Portfolio..................................................................23
     Adjustable Rate Mortgage (ARM) Portfolio....................................................................24
     Intermediate Mortgage Securities Portfolio..................................................................25
     U. S. Government Mortgage Securities Portfolio..............................................................26
     New Account Application.....................................................................................27

MONEY MARKET PORTFOLIO, CLASS I SHARES
SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO                              SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE

         Both Portfolios seek to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each.


         Each Portfolio will limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations and federal credit unions.



PRINCIPAL INVESTMENT STRATEGIES



         The MONEY MARKET PORTFOLIO invests in high quality short-term money market instruments (including assets subject to repurchase agreements). The Portfolio is managed to keep its share price stable at $1.00.

         The SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO invests in high-quality assets, primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. To help minimize fluctuations in principal, the Portfolio will maintain a dollar-weighted average maturity of less than three years. The Portfolio is not a money market fund.

MAIN RISKS OF INVESTING


         Despite the MONEY MARKET PORTFOLIO'S policies of purchasing primarily government securities and maintaining a short average portfolio maturity, the Portfolio could experience principal losses and may lose money in the rare event that portfolio holdings default or interest rates rise sharply in an unusually short period. Therefore, there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Yields may vary with different interest rates. In addition, neither the Federal Deposit Insurance Corporation ("FDIC") nor any other government agency insures or guarantees investments in the Portfolio. The Portfolio is not federally insured, has no bank or government guarantees, is not endorsed by any bank or government agency, and may lose value.




         For the SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO, the primary risk factor that may reduce the Portfolio's return is change in interest rates. Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may provide the opportunity to invest available cash for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, the Portfolio's share price. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but not the market value of such security. Although the Portfolio should have little risk of principal loss, it does not seek to maintain a constant share price. Your principal value can fluctuate over time. You may lose money by investing in the Portfolio.



PORTFOLIO PERFORMANCE HISTORY




         The following bar charts and tables provide an illustration of how each Portfolio's performance has varied over time. The bar charts depict the change in each Portfolios' performance from year to year during the period indicated. A Portfolio's past performance does not necessarily indicate how it will perform in the future. Both the charts and tables assume reinvestment of dividends and distributions.

MONEY MARKET PORTFOLIO, CLASS I SHARES
--------------------------------------------------------------------------------
Annual Returns for the Years Ended December 31




1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
----      ----      ----      ----      ----      ----      ----      ----      ----      ----

8.08%     5.62%     3.34%     2.78%     3.93%     5.69%     5.19%     5.32%     5.25%





-------------------
* The year-to-date return for the three-month period ended January 31, 2000 is _____%.


During the period shown in the bar chart, the highest return for a quarter was [2.41% (quarter ended 6/30/89) and the lowest return for a quarter was 0.68% (quarter ended 12/31/93)]. The 7-day yield of the Class I Shares of the Money Market Portfolio ending on December 31, 1999 was ____%. To obtain the Portfolio's current 7-day yield information, please call us toll-free at 1-800-527-3713.

AVERAGE ANNUAL TOTAL RETURNS.






                                                             1 YEAR       5 YEARS     10 YEARS
                                                             --------     --------    ---------




Money Market Portfolio...........................            %           %            %
                                                             ---------   ----------   ----------


SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31



1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
----      ----      ----      ----      ----      ----      ----      ----      ----      ----

9.40%     11.76%    6.51%     5.78%     0.40%     11.35%    3.61%     6.25%     6.60%



--------------
* The year-to-date return for the three-month period ended January 31, 2000 s ____%.



During the period shown in the bar chart, the highest return for a quarter was [5.22% (quarter ended 6/30/89) and the lowest return for a quarter was -0.42% (quarter ended 3/31/94)].



AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Portfolio's average annual returns for the periods ended December 31, 1999, to a broad-based securities market index.





                                                             1 YEAR      5 YEARS      10 YEARS
                                                             -------     -------      --------
Short U.S. Government Securities Portfolio................    %           %            %
The Lehman Short Government 1-3 Years Index*..............    %           %            %


* The Lehman Short Government 1-3 Years Index is an unmanaged index comprised of the full range of 1-3 year U.S. Government and agency securities.

FEES AND EXPENSES: This section describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.


SHAREHOLDER FEES. Neither of the Portfolios impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL PORTFOLIO OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.








                                                                   MONEY MARKET            SHORT U.S. GOVERNMENT
                                                             PORTFOLIO, CLASS I SHARES      SECURITIES PORTFOLIO

SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchases..................            None                         None
Maximum Sales Charge Imposed on Reinvested
 Dividends.................................................            None                         None
Redemption Fees............................................            None                         None
Exchange Fees..............................................            None                         None
Maximum Account Fee........................................            None                         None


ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee...............................................           0.15%*                        0.25%
12b-1 Fees.................................................           0.15%*                        0.15%
Other Expenses.............................................           0.10%                         0.10%
                                                                      -----                          ----
Total Fund Operating Expenses..............................            0.40%                        0.50%




* This table and the following example have been prepared to illustrate annual Fund Operating Expenses, assuming no fee waivers. The Adviser voluntarily waived its advisory fees through September 30, 1999. Effective October 1, 1999, the Adviser terminated its fee waiver of the entire advisory fee, 0.15% of average daily net assets. Effective October 1, 1999, the Distributor instituted a waiver of its entire 12b-1 fee, 0.15% of average daily net assets on the Class I Shares of the Money Market Portfolio. Therefore, "Advisory Fee" and "Total Fund Operating Expenses" for Class I Shares of the Money Market Portfolio were 0% and .25%, respectively, for November 1, 1998 through October 31, 1999.




EXAMPLE: This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in either Portfolio for the time periods indicated, reinvesting all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                             1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                             ------       -------      -------      --------
Money Market Portfolio, Class I Shares.....................   $41         $128         $224           $505
Short U.S. Government Securities Portfolio.................   $51         $160         $280           $628

ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO                            SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

         The Portfolios seek to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each.

         Each Portfolio will limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.



PRINCIPAL INVESTMENT STRATEGIES




         The ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO seeks lower volatility of principal than would be provided by fixed rate securities by investing primarily in high quality adjustable rate mortgage securities. The Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market rate volatility.



         The INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO invests primarily in intermediate-term mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities. The Portfolio seeks to invest in mortgage-related securities that will produce less price volatility than would normally be associated with the ownership of 30-year, fixed-rate mortgage-backed securities and intends to maintain a dollar-weighted expected average life of between 2 to 7 years.

         The U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO invests primarily in mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities. The Portfolio intends to maintain a dollar-weighted expected average life of between 4 to 12 years.

MAIN RISKS OF INVESTING


         Normally, the values of mortgage-related securities (and in particular, fixed-rate ones) vary inversely with changes in prevailing interest rates. However, the potential for appreciation in fixed-rate mortgage-related securities in the event of a decline in interest rates could be lessened by increased principal prepayments on those securities (prepayment risk). Conversely, during periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities (extension risk) which reduces the value of the security and increases its duration. In addition, investments in private issue mortgage-related securities may expose a Portfolio to the risk that the credit rating of the securities will be downgraded or the issuers default. You may lose money by investing in the Portfolios.



         For fixed rate mortgage-related securities (THE INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO AND THE U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO) the potential for volatility in price increases as the duration of the security increases. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.


         While the ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO seeks to maintain a stable net asset value, its net asset value may be more volatile than a money market fund and it might not be able to maintain a stable value. In addition, interest rates payable under adjustable rate mortgage securities are typically locked in only for short specified periods of time. Consequently, an increase in interest rates may cause a decline in the price of a security until such time as the security's interest rate is adjusted upward and a decline in prevailing interest rates may cause a decline in the yield on investments in such securities at the next reset.

         The Portfolios are designed for long-term investors. The Portfolios' returns will vary. There is no assurance that any Portfolio will achieve its investment objective. Your principal value can fluctuate over time.


PORTFOLIO PERFORMANCE HISTORY



         The following bar charts and tables provide an illustration of how each Portfolio's performance has varied over time. The bar charts depict the change in each Portfolios' performance from year-to-year during the period indicated. A Portfolio's past performance does not necessarily indicate how it will perform in the future. Both the charts and tables assume reinvestment of dividends and distributions.


ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO


Annual Returns for the Years Ended December 31





1991**      1992         1993      1994      1995      1996      1997      1998      1999
------      ----         ----      ----      ----      ----      ----      ----      ----
1.95%       4.42%        4.70%     1.97%     9.13%     5.92%     6.51%     5.14%



-------------------
* The year-to-date return for the three-month period ended January 31, 2000 is ____%.
**    From inception September 18, 1991.


During the period shown in the bar chart, the highest return for a quarter was [2.95% (quarter ended 3/31/95) and the lowest return for a quarter was 0.07% (quarter ended 6/30/94)].


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Portfolio's average annual returns for the periods ended December 31, 1999, to a broad-based securities market index.





                                                                                   SINCE
                                                                                 INCEPTION
                                                         1 YEAR       5 YEARS    (9/18/91)

Adjustable Rate Mortgage (ARM) Portfolio..............   %           %            %
The Lehman Adjustable Rate Mortgage Index*............   %           %            %


* The Lehman Adjustable Rate Mortgage Index is an unmanaged index of adjustable rate mortgage-related securities. Comparative returns from 9/18/91 through 12/31/92 are from the Lehman Short 1-2 Year Index. The Lehman Adjustable Rate Mortgage Index, which is a more relevant index, did not exist during this period.

INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31



1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
----      ----      ----      ----      ----      ----      ----      ----      ----      -----
6.16%     16.18%    7.87%     6.86%     (1.60%)   13.90%    2.85%     8.37%     6.90%


---------------
* The year-to-date return for the three-month period ended January 31, 2000 is ----%.


During the period shown in the bar chart, the highest return for a quarter was [8.57% (quarter ended 6/30/89) and the lowest return for a quarter was -1.63% (quarter ended 3/31/94)].


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Portfolio's average annual returns for the periods ended December 31, 1999, to a broad-based securities market index.





                                                    1 YEAR       5 YEARS     10 YEARS
                                                    -------      -------     --------
Intermediate Mortgage Securities Portfolio.......   %            %           %
The Lehman U.S. Mortgage Index*..................   %            %           %



* The Lehman U.S. Mortgage Index is an unmanaged index of agency mortgage-backed securities.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31


1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
----      ----      ----      ----      ----      ----      ----      ----      ----      ----
10.05%    14.77%    6.44%     6.82%     (2.33%)   16.15%    2.82%     9.67%     7.05%




-----------------
* The year-to-date return for the three-month period ended January 31, 2000 is ----%.


During the period shown in the bar chart, the highest return for a quarter was [7.99% (quarter ended 6/30/89) and the lowest return for a quarter was -2.37% (quarter ended 3/31/94)].


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Portfolio's average annual returns for the periods ended December 31, 1999, to a broad-based securities market index.






                                                          1 YEAR      5 YEARS      10 YEARS
                                                          -------     -------      --------
U.S. Government Mortgage Securities Portfolio......        %           %            %
The Lehman U.S. Mortgage Index*..................          %           %            %




* The Lehman U.S. Mortgage Index is an unmanaged index of agency mortgage-backed securities.

FEES AND EXPENSES: This section describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.


SHAREHOLDER FEES. None of the Portfolios impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL PORTFOLIO OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.






                                                    ADJUSTABLE RATE         INTERMEDIATE          U.S. GOVERNMENT
                                                     MORTGAGE (ARM)           MORTGAGE                MORTGAGE
                                                       PORTFOLIO        SECURITIES PORTFOLIO    SECURITIES PORTFOLIO
SHAREHOLDER FEES
Maximum Sales Charge Imposed on
 Purchases.......................................         None                  None                    None
Maximum Sales Charge Imposed on
 Reinvested Dividends............................         None                  None                    None
Redemption Fees..................................         None                  None                    None
Exchange Fees....................................         None                  None                    None
Maximum Account Fee..............................         None                  None                    None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee.....................................         0.45%(1)                0.35%(2)               0.25%
12b-1 Fees.......................................         0.25%(1)                0.15%                  0.15%
Other Expenses...................................         0.09%                   0.09%                  0.13%
                                                          --------                -----                  -----
Total Fund Operating Expenses....................         0.79%                   0.59%                  0.53%






(1) The fee table and the following example have been prepared to illustrate annual Fund Operating Expenses assuming no fee waivers. The Adviser and the Distributor voluntarily waived a portion of the their fees during the 1999 fiscal year. Therefore, the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" for the Adjustable Rate Mortgage (ARM) Portfolio were _____%, _____% and _____%, respectively, for 1999.



(2) The fee table and the following example have been prepared to illustrate annual Fund Operating Expenses assuming no fee waivers. The Adviser voluntarily waived a portion of its advisory fee during the 1999 fiscal year. Therefore, the "Advisory Fee" and "Total Fund Operating Expenses" for the Intermediate Mortgage Securities Portfolio were _____% and _____%, respectively, for 1999.

EXAMPLE: This example is intended to help you compare the cost of investing in the Adjustable Rate Mortgage (ARM) Portfolio, Intermediate Mortgage Securities Portfolio or U.S. Government Mortgage Securities Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated, reinvesting all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                                1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                ------        -------       -------       --------
Adjustable Rate Mortgage (ARM) Portfolio....................      $81          $252          $439          $978
Intermediate Mortgage Securities Portfolio..................      $60          $189          $329          $738
U.S. Government Mortgage Securities Portfolio...............      $54          $170          $296          $665

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's Portfolios. Each Portfolio pursues this investment objective by investing in the securities described below. While there is no assurance that a Portfolio will achieve its investment objective, each endeavors to do so by following the investment policies and limitations described below. Each Portfolio will limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations and federal credit unions. The Fund's investment objective and these policies and limitations cannot be changed as to a Portfolio without approval of that Portfolio's shareholders.


Money Market Portfolio and
Short U.S. Government Securities Portfolio

         The Money Market Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "liquid assets." As a result, the Fund believes Portfolio shares qualify as "liquid assets" under the OTS Regulations.




         The Short U.S. Government Securities Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the current OTS Regulations and that, if included in the Portfolio, will qualify its shares as "liquid assets." As a result, the Fund believes Portfolio shares qualify as "liquid assets" under the OTS Regulations. As a fundamental investment policy, the Portfolio invests, under normal market conditions, at least 65% of its total assets in U.S. Government obligations, which consist of obligations issued directly by the United States and obligations issued by or fully guaranteed by U.S. Government agencies or instrumentalities. In addition, under normal market conditions, the Portfolio will maintain a dollar-weighted average maturity of less than three years as a non-fundamental investment policy.


         Permissible investments for the Money Market Portfolio and the Short U.S. Government Securities Portfolio include:

          - Obligations issued directly by the U.S. Government or issued by an agency or instrumentality of the U.S. Government and fully guaranteed as to principal and interest by the U.S. Government, although not as to market value. These obligations include U.S. Treasury bonds, notes and bills and obligations issued by the Federal Financing Bank and the Government National Mortgage Association. These obligations may also include variable and floating rate securities.

          - Obligations issued by or fully guaranteed as to principal and interest by the following U.S. Government agencies or instrumentalities: the Federal Home Loan Banks, Freddie Mac, Fannie Mae, the Federal Farm Credit Banks and the Student Loan Marketing Association. Since the obligations issued or guaranteed by these U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, the Portfolio must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.


          - Certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 397 days or less (if negotiable) or 90 days or less (if non-negotiable). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

          - Bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 6 months or less and the Portfolio's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.


         Each Portfolio's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency. The Board of Trustees has adopted operating policies to further restrict certain investments (see Statement of Additional Information for these two Portfolios).


Adjustable Rate Mortgage (ARM) Portfolio,
Intermediate Mortgage Securities Portfolio and
U.S. Government Mortgage Securities Portfolio

         The Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (collectively referred to as the "Mortgage Securities Portfolios") invest primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Portfolio will not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the OTS and the National Credit Union Administration, respectively, and each Mortgage Securities Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.



         The Adjustable Rate Mortgage (ARM) Portfolio will invest at least 65% of its assets in adjustable rate mortgage securities, except when the Portfolio assumes a temporary defensive position. This investment policy is deemed fundamental and may not be changed without shareholder approval. Because of the characteristics of adjustable rate mortgage securities, the Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market value volatility. While the Portfolio's net asset value will be more volatile than prices of money market securities, it will be less volatile than prices of fixed-rate securities of similar quality.



         The Intermediate Mortgage Securities Portfolio will invest at least 65% of its assets in mortgage-related securities paying fixed or adjustable rates of interest, except when the Portfolio assumes a temporary defensive position. This investment policy is deemed fundamental and may not be changed without shareholder approval. Generally, the Portfolio will seek to acquire mortgage-related securities having an expected average life of 2 to 7 years at the time of purchase and will also seek to maintain a dollar-weighted expected average life of between 2 to 7 years with respect to such securities held by the Portfolio at any one time. These goals might be difficult to meet in certain environments when mortgage prepayments are very high or very low, but in no case would the Portfolio invest in a mortgage-related security that had an expected average life of greater than 10 years at the time of purchase.



         The U.S. Government Mortgage Securities Portfolio will invest at least 65% of its assets in mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities ("Government Mortgage-Related Securities"), except when the Portfolio assumes a temporary defensive position. This investment policy is deemed fundamental and may not be changed without shareholder approval.




         In addition to mortgage-related securities, the Mortgage Securities Portfolios may invest in: (1) certain U.S. Government or agency securities, certain of which are not backed by the full faith and credit of the U.S. Government (see the Statement of Additional Information for the Mortgage Securities Portfolios), (2) investments in certificates of deposit or other time deposits or accounts of an FDIC Insured Institution, including foreign branches of FDIC insured banks,
         (3) repurchase agreements collateralized by securities in which the Portfolios may invest, or (4) bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of six months or less and the Portfolio's total investments in such acceptances of the same bank do not exceed 0.25% of such bank's total deposits.



         The risk-based capital information and QTL qualifying percentages for each Mortgage Securities Portfolio will be communicated quarterly to the shareholders. The Board of Trustees has adopted operating policies to further restrict certain investments (see the Statement of Additional Information for the Mortgage Securities Portfolios). When business or financial conditions warrant, the Portfolios may take a temporary defensive position and invest without limit in the foregoing investments.



DESCRIPTION OF SECURITIES AND RELATED RISKS
--------------------------------------------------------------------------------
Mortgage-Related Securities

         "Mortgage-Related Securities" are high quality securities that directly or indirectly provide funds principally for residential mortgage loans made to home buyers in the United States and that represent interests in, or are collateralized by, pools of mortgage loans originated by private lenders that have been grouped by various governmental, government-related and private organizations. Most Mortgage-Related Securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The average maturity of pass-through Mortgage-Related Securities varies with the maturities of the underlying mortgage instruments and with the occurrence of unscheduled prepayments of those mortgage instruments. The text that follows is applicable to the Mortgage Securities Portfolios.

         Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:

         - Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government.

               The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government- sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

         - Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Mortgage Securities Portfolios must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

         Mortgage-Related Securities include both fixed-rate and adjustable rate mortgage securities ("ARMS"). Unlike fixed-rate mortgage securities, ARMS have periodic adjustments in the coupons on the underlying mortgages. The adjustable rate feature of the mortgages underlying the ARMS in which the Mortgage Securities Portfolios invest generally will help to reduce sharp changes in each Portfolio's net asset value in response to normal interest rate fluctuations to the extent that each Portfolio is invested in ARMS. As the interest rates on the mortgages underlying a Portfolio's investments in ARMS are reset periodically (generally one to twelve months but as long as five years), the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Portfolio to fluctuate less than it would if the Portfolio invested entirely in more traditional longer-term, fixed-rate debt securities.

         In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Portfolio has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. As a result, the Mortgage Securities Portfolios will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Portfolio before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

               All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Portfolios. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.


          If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.


Collateralized Mortgage Obligations

          Mortgage-Related Securities also include debt obligations collateralized by the cash flows from mortgage loans, pools of mortgage loans or mortgage pass-through securities (often referred to as collateralized mortgage obligations or "CMOs"). CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a real estate mortgage investment conduit ("REMIC") typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Mortgage Securities Portfolios will not invest in any class with residual characteristics. In addition, each Portfolio limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of federal savings associations, national banks and federal credit unions.

When-Issued and Delayed-Delivery Securities

          The Mortgage Securities Portfolios may purchase securities on a when-issued or delayed delivery basis, i.e., for delivery and payment at a future date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time of its delivery, a when-issued or delayed delivery security may be valued at less than the purchase price. Each Portfolio will make commitments for such transactions only when it has the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio investment, incur a gain or loss due to market fluctuation. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Portfolio will not earn any interest on the security. Each Portfolio may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Variable and Floating Rate Securities

          The Portfolios may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements

          The Portfolios may enter into repurchase agreements under which each may acquire securities in which the particular Portfolio may invest for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. Each Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. No Portfolio will enter into any repurchase agreements maturing in more than 60 days.



INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

         Each Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. All borrowings of the Intermediate Mortgage Securities Portfolio may not exceed in the aggregate one-third of the value of that Portfolio's total assets, less liabilities other than such borrowings. To the extent that borrowings exceed 5% of a Portfolio's net assets, such borrowings will be repaid before any investments are made.


         The Money Market Portfolio and the Short U.S. Government Securities Portfolio may not invest more than 10% (in the case of the Money Market Portfolio) or more than 15% (in the case of the Short U.S. Government Securities Portfolio) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.


         The Money Market Portfolio and the Short U.S. Government Securities Portfolio will not invest more than 25% of their respective total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.


          The Mortgage Securities Portfolios may not invest more than 15% of their respective net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

          The Mortgage Securities Portfolios will not invest more than 25% of their respective total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of each Portfolio's total assets will, except for temporary defensive purposes, be invested) or on obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


FUND AND PORTFOLIO INFORMATION


INVESTMENT ADVISER
--------------------------------------------------------------------------------


         Investment decisions for the Portfolios are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Roger D. Shay. The Adviser, which is located at 230 West Monroe Street, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and manages approximately $1.5 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.


Advisory Fee Expenses


         The Portfolios pay an annual advisory fee based upon a percentage of average daily net assets. During the period from November 1, 1998 through October 31, 1999, the advisory fee was paid to the Adviser as follows:



Money Market Portfolio, Class I Shares......................           0.00%*
Short U.S. Government Securities Portfolio..................           0.25%
Adjustable Rate Mortgage (ARM) Portfolio....................           0.25%*
Intermediate Mortgage Securities Portfolio..................           0.25%*
U.S. Government Mortgage Securities Portfolio...............           0.25%




-----------------------------
* The investment adviser voluntarily waived all advisory fees through September 30, 1999, with respect to the Money Market Portfolio. Without such waivers, the fee would have been 0.15%. The investment advisers voluntarily waived a portion of the advisory fees with respect to the Adjustable Rate Mortgage (ARM) Portfolio and the Intermediate Mortgage Securities Portfolio. Without such waivers, the fees would have been 0.45% and 0.35%, respectively.


      Each voluntary waiver may be terminated at any time by the Adviser. Portfolio Managers

      The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., President of the Adviser. Mr. Sammons has served as President of the Fund since 1998 and was Vice President of the Fund from 1985 through 1997. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.


DISTRIBUTOR


     Pursuant to the Distribution Agreement, Shay Financial Services, Inc.
     (the "Distributor"), as the principal distributor of the Fund's shares, directly and through other firms advertises and promotes the Fund. For its distribution services, the Distributor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Because these fees are paid out of a Portfolio's assets on an on-going basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges; however, the Fund's Rule 12b-1 fees are so low that the Fund is classified as a "no-load" fund.


NET ASSET VALUE


         For all Portfolios other than the Money Market Portfolio, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Portfolio assets are valued at market value using market quotations or prices obtained from an independent pricing service based upon prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. For certain mortgage related securities, the Board of Trustees has approved the use of a matrix developed by the Adviser that the Board believes reflects the fair value of such securities. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Trustees determines that amortized cost represents fair value.



         The Money Market Portfolio's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Fund's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Portfolio will be able to do so.

INVESTING IN THE FUND


SHARE PURCHASES
--------------------------------------------------------------------------------

         To purchase shares of the Portfolios, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolios may be made by telephoning the Distributor.


         Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and The Bank of New York are both open for business.) Payment must be in the form of federal funds. Wire transfer instructions for federal funds should be as follows: Bank of New York, New York, NY, ABA#021 000 018, Ref:
         Account Number 8900403195. For purchase of Asset Management Fund, (Name of Portfolio); From: (Name of Investor); Account Number (Investor's account number with the Fund); $(Amount to be invested).



         For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by The Bank of New York by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by The Bank of New York by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Bank of New York by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.


         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.


         Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Fund, the Adviser or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.



MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

         The minimum initial investment in each Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.


WHAT SHARES COST
--------------------------------------------------------------------------------

         Shares of the Portfolios are sold at their net asset value next determined after the purchase order becomes effective. The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no sales charge imposed by the Portfolios. For all Portfolios other than the Money Market Portfolio, the net asset value is determined each Business Day at 4:00 P.M., New York City time. For the Money Market Portfolio, net asset value is determined twice on each Business Day, at 1:00 P.M. and at 4:00 P.M., New York City time. Net asset value for purposes of pricing redemption orders is determined at 4:00 P.M., New York City time, on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").



DIVIDENDS
--------------------------------------------------------------------------------


         Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the respective Portfolios unless the shareholder requests cash payments by contacting the Distributor.


         For all Portfolios other than the Money Market Portfolio, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Portfolio, an investor will receive the dividend declared on the day its purchase order is settled but will not receive the dividend declared on the day its redemption order is effected.


CAPITAL GAINS
--------------------------------------------------------------------------------


         Net capital gains, if any, realized by a Portfolio are declared and paid once each year and reinvested in shares or, at the shareholder's option, paid in cash.


REDEEMING SHARES

         The Portfolios redeem shares at their respective net asset values next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.


TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

         -        For all Portfolios other than the Money Market Portfolio:


                  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in federal funds to the shareholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A shareholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The shareholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

         -        For the Money Market Portfolio:


                  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. If the request is received before 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day, the redemption will be effected as of 1:00 P.M., New York City time, and the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on the Fund's records, but in no case later than seven days. If the request is received before 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, the redemption will be effected as of 4:00 P.M., New York City time, and the proceeds will normally be wired the next Business Day.

                  Since a shareholder will not receive any dividend declared on the day its redemption request is effected, the Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time.



WRITTEN REQUESTS
--------------------------------------------------------------------------------


          Portfolio shares may also be redeemed by sending a written request to the Distributor, 230 W. Monroe Street, Chicago, Illinois 60606;
          Attention: Asset Management Fund. If share certificates have been issued, in order to redeem such shares, the properly endorsed and guaranteed certificates must be received by BISYS 3435 Stelzer Road, Columbus, Ohio 43219 before the redemption will be effected.


Signatures

         Signatures on written redemption requests and share certificates must be guaranteed by:

         -         a Federal Home Loan Bank; or

         -         a savings association or a savings bank; or

         -         a trust company or a commercial bank; or

         - a member firm of a domestic securities exchange or a registered securities association; or

         -         a credit union or other eligible guarantor institution.


         In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Shareholders with questions concerning documentation should call the Distributor at (800) 527-3713.


Receiving Payment

         Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES


         Shareholders may exchange shares of a Portfolio with shares in another Portfolio of the Fund by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other Portfolio the next Business Day.

         An exchange between Portfolios will normally involve realization of a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.


         The Fund reserves the right to amend or terminate this privilege with notice to shareholders.



SHAREHOLDER INFORMATION


VOTING RIGHTS
--------------------------------------------------------------------------------


         The Fund has five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage
         (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio. Shares of each Portfolio represent interests only in the corresponding Portfolio and have equal voting rights within each Portfolio. The Money Market Portfolio is the only Portfolio of the Fund that has two classes of shares: the Class I shares and Class D shares. Shares of each class have equal voting rights within each class and within the Money Market Portfolio. The Class D shares of the Money Market Portfolio are offered in a separate prospectus. The Fund's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of portfolio or class, shall be voted in the aggregate and not by portfolio or class, except that (i) as to any matter with respect to which a separate vote of any portfolio or class is required by the Investment Company Act of 1940, such requirements as to a separate vote by that portfolio or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular portfolio or class, only shareholders of the affected portfolio or class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Fund (or the portfolio or classes thereof).



TAX INFORMATION
--------------------------------------------------------------------------------


         Each of the Portfolios has not been required to pay federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. Each Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of shareholders.



         The Fund intends to distribute all of the net income and any gains of the Portfolios to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to shareholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.


         Information on the tax status of dividends and distributions is provided annually.

FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share outstanding throughout each year. The total returns in the tables represent the rate that an investor would have earned on an investment in a particular portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included the Statement of Additional Information, which is available upon request.



MONEY MARKET PORTFOLIO, CLASS I SHARES




----------------------------------------------------------------------------------------------------------------------

                                                1999           1998           1997           1996            1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........  $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                            ---------      ---------      ---------      ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................                     .0523          .0513          .0516          .0547
 Net realized and unrealized gain (loss)
    on investments........................        -0-            -0-            -0-            -0-            -0-
                                            ---------      ---------      ---------      ---------      ---------
 Total from investment operations.........                     .0523          .0513          .0516          .0547
                                            ---------      ---------      ---------      ---------      ---------

LESS DISTRIBUTIONS:
 Dividends paid to shareholders from
    net investment income.................   (______)         (.0523)        (.0513)        (.0516)        (.0547)
                                                           ---------      ---------      ---------      ---------

Net asset value, end of year..............  $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                                            =========      =========      =========      =========      =========
Total return..............................           %          5.35%          5.25%          5.29%          5.60%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).......  $              $  58,445      $  48,104      $  69,484      $  36,869
 Ratio of expenses to average net assets..           %(1)       0.25%(1)       0.26%(1)       0.24%(1)       0.24%(1)
 Ratio of net investment income to
    average net assets....................           %          5.22%          5.14%          5.15%          5.40%


--------------------------------------------------------------------------------


(1) Without fees waivers for the years ended October 31, 1999, 1998, 1997, 1996, and 1995, the ratios of expenses to average net assets would have been _____%, .40%, .41%, .39%, and .39%, respectively.

--------------------------------------------------------------------------------
SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------



                                                1999           1998           1997           1996            1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........  $               $   10.55     $   10.56      $   10.68      $    10.45
                                            ---------       ---------     ---------      ---------      ----------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................                      .6144         .6273          .6370           .6746
 Net realized and unrealized gain (loss)                        .1100        (.0100)        (.1200)          .2300
    on investments........................  ---------       ---------     ---------      ---------      ----------


 Total from investment operations.........                      .7244         .6173          .5170           .9046
                                            ---------       ---------     ---------      ---------      ----------

LESS DISTRIBUTIONS:
 Dividends paid to shareholders from                           (.6144)       (.6273)        (.6370)         (.6746)
    net investment income.................
 Net asset value, end of year.............                  $   10.66     $   10.55      $   10.56      $    10.68
                                            =========       =========     =========      =========      ==========
Total return..............................           %           7.08%         6.04%          4.99%           8.94%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).......  $               $ 114,240     $ 112,304      $ 176,892      $  167,343
 Ratio of expenses to average net assets..           %           0.50%          0.50%          0.48%          0.49%
 Ratio of net investment income to
    average net assets....................           %           5.83%          5.97%          6.02%          6.42%
 Portfolio turnover rate..................           %             84%            75%            69%           112%


ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

                                                1999           1998           1997           1996            1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........  $              $   9.99      $    9.95       $   9.94       $    9.78
                                            --------       --------      ---------       --------       ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................                    .5676          .6036          .5958           .6035
 Net realized and unrealized gain (loss)
    on investments........................                   (.0800)         .0400          .0100           .1600
                                            --------       --------      ---------       --------       ---------
 Total from investment operations.........                    .4876          .6436          .6058           .7635
                                            --------       --------      ---------       --------       ---------

LESS DISTRIBUTIONS:
 Dividends paid to shareholders from
    net investment income.................                   (.5676)        (.6036)        (.5958)        (.6035)
 Net asset value, end of year.............  $              $   9.91      $    9.99       $   9.95       $   9.94
                                            ========       ========      =========       ========       ========
 Total return.............................         %           5.00%          6.65%          6.27%          8.02%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).......  $              $895,550      $ 751,334       $796,016       $891,538
 Ratio of expenses to average net assets..         %(1)        0.49%(1)       0.49%(1)       0.47%(1)       0.48%(1)
 Ratio of net investment income to
    average net assets....................         %           5.70%          6.07%          6.01%          6.12%
 Portfolio turnover rate..................         %             53%            74%            60%            68%


--------------------------------------------------------------------------------


(1) Without fee waivers for the years ended October 31, 1999, 1998, 1997, 1996 and 1995, the ratios of expenses to average net assets would have been ____%, .79%, .79%, .77% and .78%, respectively.




INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                1999           1998           1997           1996            1995
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year........    $               $    9.62      $    9.52      $    9.68      $    9.34
                                              ---------       ---------      ---------      ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................                        .5932          .6245          .6101          .6211
 Net realized and unrealized gain (loss)
    on investments........................                        .0761          .1000         (.1600)         .3400
                                              ---------       ---------      ---------      ---------      ---------
 Total from investment operations.........                        .6693          .7245          .4501          .9611
                                              ---------       ---------      ---------      ---------      ---------

LESS DISTRIBUTIONS:
 Dividends paid to shareholders:
 From net investment income...............                       (.5932)        (.6245)        (.6101)        (.6211)
 In excess of net investment income.......                       (.0361)            -0-            -0-            -0-
                                              ---------       ---------      ---------      ---------      ---------
 Total distributions to shareholders......                       (.6293)        (.6245)        (.6101)        (.6211)
                                              ---------       ---------      ---------      ---------      ---------
Net asset value, end of year..............    $               $    9.66      $    9.62      $    9.52      $    9.68
                                              =========       =========      =========      =========      =========
Total return..............................            %            7.18%          7.90%          4.82%         10.63%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).......    $               $  99,438      $  77,982      $  92,289      $ 187,087
 Ratio of expenses to average net assets..            %(1)         0.49%(1)       0.49%(1)       0.44%(1)       0.38%(1)
 Ratio of net investment income to
    average net assets....................            %            6.17%          6.58%          6.38%          6.55%
 Portfolio turnover rate..................            %              69%           120%           133%           133%


--------------------------------------------------------------------------------


(1) Without fee waivers for the years ended October 31, 1999, 1998, 1997, 1996 and 1995, the ratios of expenses to average net assets would have been .____%, .59%, .59%, .58% and .58%, respectively.



----------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

                                                1999           1998           1997           1996            1995
----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year........   $               $  10.67       $  10.51       $  10.68       $  10.23
                                             ---------       --------       --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................                      .6947          .7344          .7479          .7703
 Net realized and unrealized gain (loss)
    on investments........................                      0.877          .1600         (.1700)         .4500
                                             ---------       --------       --------       --------       --------
 Total from investment operations.........                      .7824          .8944          .5779         1.2203
                                             ---------       --------       --------       --------       --------

LESS DISTRIBUTIONS:
 Dividends paid to shareholders
 From net investment income...............                     (.6947)        (.7344)        (.7479)        (.7703)
 In excess of net investment income.......                     (.0277)           -0-            -0-            -0-
 From net realized gains..................         -0-            -0-            -0-            -0-            -0-
                                             ---------       --------       --------       --------       --------
 Total distributions to shareholders......                     (.7224)        (.7344)        (.7479)        (.7703)
                                                             --------       --------       --------       --------
 Net asset value, end of year.............   $               $  10.73       $  10.67       $  10.51       $  10.68
                                             =========       ========       ========       ========       ========
 Total return.............................            %          7.58%          8.87%          5.63%         12.37%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's).......   $               $ 80,174       $ 53,572       $ 57,267       $ 62,258
 Ratio of expenses to average net assets..            %          0.53%          0.53%          0.52%          0.53%
 Ratio of net investment income to
    average net assets....................            %          6.48%          7.01%          7.10%          7.39%
 Portfolio turnover rate..................            %            93%           135%           165%           177%

                                   [AMF LOGO]



ASSET MANAGEMENT FUND, (AMF)

NEW ACCOUNT APPLICATION






HOW TO OPEN YOUR AMF ACCOUNT AND PURCHASE SHARES



         1. Complete the New Account Application. Call toll free to open a temporary account, 1-800-527-3713. Fax your completed application to (312) 214-1424 or mail the completed application to the Fund's sponsor, Shay Financial Services, Inc., 230 W. Monroe Street, Suite 2810, Chicago, IL 60606.



         2. Your account number will be assigned.


TO PLACE YOUR ORDER


         1. Call toll free 1-800-527-3713 to place your order and confirm wire instructions.



         2.       Wire funds to:
                  Bank of New York, New York, NY
                  ABA #021 000 018
                  Ref:  Account Number 8900403195
                  For purchase of: (AMF Money Market, Short U.S. Government; ARM, Intermediate Mortgage or U.S. Government Mortgage Portfolio)



                  Amount:  $(amount to be invested)






         3. Written confirmations and monthly statements of your AMF transactions will be mailed.

                              TO OPEN A NEW ACCOUNT

         Complete the application below in full (print or type). Mail completed application to: Shay Financial Services, Inc., 230 West Monroe, Suite 2810, Chicago, IL 60606.



A.       ACCOUNT REGISTRATION


         Name of Institution
                             ---------------------------------------------------
         Attention
                   -------------------------------------------------------------


         Mailing Address
                         -------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Phone Number
                      ----------------------------------------------------------
         Fax Number
                    ------------------------------------------------------------
         Tax Identification Number
                                   ---------------------------------------------


         Dividend Option            [ ]     Cash            [ ]        Reinvest



B.       REDEMPTIONS

         Please provide complete instructions for wiring of redemption proceeds in Federal funds to your account with a bank or trust company.

         Name of Bank
         or Trust Company
                          ------------------------------------------------------
         Street Address
                        --------------------------------------------------------
         City, State, Zip
                          ------------------------------------------------------
         ABA Number
                    ------------------------------------------------------------
         Account Name
                      ----------------------------------------------------------
         Account Number
                        --------------------------------------------------------

C.       PHONE ORDER AUTHORIZATIONS

         Please list individuals (up to four) who are authorized to make purchases and redemptions by phone:

         Name
              ------------------------------------------------------------------
         Phone
               -----------------------------------------------------------------
         E-mail Address
                        --------------------------------------------------------

         Name
              ------------------------------------------------------------------
         Phone
               -----------------------------------------------------------------
         E-mail Address
                        --------------------------------------------------------

         Name
              ------------------------------------------------------------------
         Phone
               -----------------------------------------------------------------
         E-mail Address
                        --------------------------------------------------------

         Name
              ------------------------------------------------------------------
         Phone
               -----------------------------------------------------------------
         E-mail Address
                        --------------------------------------------------------


AUTHORIZED  SIGNATURE                                     Date
                      -----------------------------------      -----------------
Name (print or type)
                     -----------------------------------------------------------
Title
      --------------------------------------------------------------------------
Phone Number
             -------------------------------------------------------------------

SHAREHOLDER REFERENCE INFORMATION:

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606


ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219


LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601


CUSTODIAN
The Bank of New York
100 Church Street, 10th Floor
New York, New York  10286


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103


TRUSTEES AND OFFICERS



Richard M. Amis
Trustee



Arthur G. De Russo
Trustee



David F. Holland
Trustee



Gerald J. Levy
Trustee and Vice Chairman



Rodger D. Shay
Trustee and Chairman



Edward E. Sammons, Jr.
President


Robert T. Podraza
Vice President and Assistant Treasurer


Steve Pierce
Treasurer



Daniel K. Ellenwood
Secretary






Additional information about the Portfolios may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Portfolios' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:




By Phone:

1-800-527-3713


By Mail:



Shay Financial Services, Inc.
Attn:  Asset Management Fund
230 West Monroe Street
Chicago, IL 60606


Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009
(a duplication fee is charged)

In Person:

Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-800-SEC-0330 for more information)


By Internet:

http://www.amffunds.com
http://www.sec.gov


The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).


Investment Company Act file number:         Asset Management Fund      811-3541

                        [AMF LOGO] ASSET MANAGEMENT FUND

                             MONEY MARKET PORTFOLIO

                                    D SHARES





















                                                                   MARCH 1, 2000

                                                     PROVIDING INVESTMENT
                                                     OPPORTUNITIES COVERING THE
                                                     COMPLETE MATURITY RANGE
                                                     OF FIXED INCOME SECURITIES



March 1, 2000

--------------------------------------------------------------------------------



                                   PROSPECTUS





                                   [AMF LOGO]





                              ASSET MANAGEMENT FUND


                             MONEY MARKET PORTFOLIO
                                    D SHARES


           The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy
                               of this prospectus.
                  It is a federal offense to suggest otherwise.




TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY........................................................................1

MONEY MARKET PORTFOLIO SUMMARY.................................................1

INVESTMENT INFORMATION.........................................................4
     Investment Objectives and Principal Investment
         Strategies............................................................4
     Description of Securities and Related Risks...............................5
         Variable and Floating Rate Securities.................................5
         Repurchase Agreements.................................................5

FUND AND PORTFOLIO INFORMATION.................................................6
     Investment Adviser........................................................6
         Advisory Fee Expenses.................................................6
         Portfolio Managers....................................................6
     Distributor...............................................................7

NET ASSET VALUE................................................................7

INVESTING IN THE FUND..........................................................7
     Purchases and Redemptions.................................................7
         Purchases.............................................................8
         Redemptions...........................................................8

ADDITIONAL INFORMATION.........................................................8
     Statements and Reports....................................................8
     What Shares Cost..........................................................9
     Dividends.................................................................9
     Capital Gains.............................................................9

REDEEMING SHARES...............................................................9

SHAREHOLDER INFORMATION........................................................9
     Voting Rights.............................................................9
     Tax Information..........................................................10

MONEY MARKET PORTFOLIO                                                   SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

         The Money Market Portfolio (the "Portfolio"), a portfolio of the Asset Management Fund (the "Fund"), seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the average maturity of investments held by the Portfolio.

PRINCIPAL INVESTMENT STRATEGIES

         The Portfolio invests in high quality short-term money market instruments (including assets subject to repurchase agreements). The Portfolio is managed to keep its share price stable at $1.00.

MAIN RISKS OF INVESTING

         Despite the Portfolio's policies of purchasing primarily government securities and maintaining a short average portfolio maturity, the Portfolio could experience principal losses and may lose money in the rare event that portfolio holdings default or interest rates rise sharply in an unusually short period. Therefore, there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Yields may vary with different interest rates. In addition, neither the Federal Deposit Insurance Corporation ("FDIC") nor any other government agency insures or guarantees investments in the Portfolio. The Portfolio is not federally insured, has no bank or government guarantees, is not endorsed by any bank or government agency, and may lose value.

PORTFOLIO PERFORMANCE HISTORY

         The following bar chart and table provides an illustration of how the performance of the Portfolio has varied over time and it depicts the change in the Portfolio's performance from year to year during the period indicated. A Portfolio's past performance does not necessarily indicate how it will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


Annual Returns for the Years Ended December 31(1)


              1990                               8.08%
              1991                               5.62%
              1992                               3.34%
              1993                               2.78%
              1994                               3.93%
              1995                               5.69%
              1996                               5.19%
              1997                               5.32%
              1998                               5.25%
              1999                                   %
                                                 -----
----------------


* The year-to-date return for the three-month period ended January 31, 2000 is _____%.


(1) The information below reflects the actual performance of the Class I Shares of the Portfolio. The Class D Shares of the Portfolio is a new Class for the Fund for which performance is not yet available. The Class I Shares of the Fund are offered in a separate Prospectus. The returns for the Class D Shares will be substantially similar to those of the Class I Shares shown in the chart below because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.


         During the period shown in the bar chart, the highest return for a quarter was [2.41% (quarter ended 6/30/89) and the lowest return for a quarter was 0.68% (quarter ended 12/31/93). The Money Market Portfolio's 7-day yield ending on December 31, 1999 was _____%.] To obtain the Portfolio's current 7-day yield information, please call us toll-free at 1-800-527-3713.


AVERAGE ANNUAL TOTAL RETURNS (years ended December 31, 1999)



                                                                1 YEAR        5 YEARS     10 YEARS
                                                                ------        -------     --------
Money Market Portfolio, Class I Shares.......................

FEES AND EXPENSES:


 This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.


                                                          MONEY MARKET PORTFOLIO
                                                              CLASS D SHARES
                                                          ----------------------
SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchases.............             None
Maximum Sales Charge Imposed on Reinvested
   Dividends..........................................             None
Redemption Fees.......................................             None
Exchange Fees.........................................             None
Maximum Account Fee...................................             None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
   PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..........................................            0.15%
12b-1 Fees............................................            0.60%*
Other Expenses........................................            0.10%
                                                                  ----
Total Fund Operating Expenses.........................            0.85%
Fee Waivers...........................................            0.10%
Net Expenses..........................................            0.75%
                                                                  ====

----------------
* Under the Investment Advisory Agreement, the Advisor has agreed to limit total operating expenses of the Money Market Portfolio to 0.75%. Although the Distributor has the right to collect 12b-1 fees of 0.60%, it has agreed to waive 0.10% of this fee in order to keep Total Fund Operating Expenses at or below 0.75%.

EXAMPLE


         This example is intended to help you compare the cost of investing in Class D Shares of the Money Market Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class D Shares for the time periods indicated, reinvesting all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                                     ------      -------     -------    --------
Money Market Portfolio, Class D Shares............


INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The investment objective of the Portfolio is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the average maturity of investments held by the Portfolio. The Portfolio pursues this investment objective by investing in the securities described below. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies and limitations described below. The Portfolio will limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions. The Portfolio's investment objective and this policy cannot be changed as to the Portfolio without approval of the Portfolio's shareholders.

         The Portfolio invests, directly or subject to repurchase agreements, only in high quality short-term assets. The Portfolio will not invest in securities which cannot be purchased by national banks, federal savings and loan associations, or federal credit unions. The Portfolio will maintain a stable net asset value of $1.00 per share and will use the amortized cost method of valuation, pursuant to Rule 2a-7.

         Permissible investments for the Portfolio include:

         - Obligations issued directly by the U.S. Government or issued by an agency or instrumentality of the U.S. Government and fully guaranteed as to principal and interest by the U.S. Government, although not as to market value. These obligations include U.S. Treasury bonds, notes and bills and obligations issued by the Federal Financing Bank and the Government National Mortgage Association. These obligations may also include variable and floating rate securities.

         - Obligations issued by or fully guaranteed as to principal and interest by the following U.S. Government agencies or instrumentalities: the Federal Home Loan Banks, Freddie Mac, Fannie Mae, the Federal Farm Credit Banks and the Student Loan Marketing Association. Since the obligations issued or guaranteed by these U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, the Portfolio must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

         - Certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 397 days or less (if negotiable) or 90 days or less (if non-negotiable). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.


         - Bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 6 months or less and the Portfolio's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.

         The Portfolio's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency. The Board of Trustees has adopted operating policies to further restrict certain investments (see the Statement of Additional Information for the Portfolio).


DESCRIPTION OF SECURITIES AND RELATED RISKS
--------------------------------------------------------------------------------
Variable and Floating Rate Securities

         The Portfolio may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements


         The Portfolio may enter into repurchase agreements under which it may acquire securities in which the Portfolio may invest for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. The Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. The Portfolio will not enter into any repurchase agreements maturing in more than 60 days.

FUND AND PORTFOLIO INFORMATION


INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Investment decisions for the Portfolio are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Rodger D. Shay. The Adviser, which is located at 230 West Monroe Street, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and manages approximately $1.5 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

         The Portfolio pays an annual advisory fee based upon a percentage of average daily net assets. During the period from November 1, 1997 through December 7, 1997, the advisory fee was paid to Shay Assets Management Co., the Fund's previous investment advisor, and from December 8, 1997 through October 31, 1998, the advisory fee was paid to the Adviser as follows:

                 Money Market Portfolio.................... 0.00%*

----------------
* The investment advisers voluntarily waived all advisory fees for the Portfolio. Without such waivers, the fee would have been 0.15%.

         Beginning October 19, 1999 the Adviser will no longer waive its advisory fee.

Portfolio Managers

         The Portfolio Managers of the Adviser manage the Portfolio's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., President of the Adviser. Mr. Sammons has served as President of the Fund since 1998 and was Vice

President of the Fund from 1985 through 1997. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

DISTRIBUTOR
--------------------------------------------------------------------------------

         Pursuant to the Distribution Agreement, the Distributor, as the principal distributor of the Class D Shares, directly and through other firms advertises and promotes the Fund. In addition, the Distributor retains BISYS Fund Services Ohio, Inc. and various financial institutions to administer and operate, respectively, sweep programs through which investors may invest in the Class D Shares. For its distribution services, the Distributor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Because these fees are paid out of the Class's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges.

NET ASSET VALUE

         The Portfolio's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Fund's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Portfolio will be able to do so.

INVESTING IN THE FUND


PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

         The following information pertains only to investors who establish accounts and invest automatically through cash sweep arrangements offered and operated by participating financial institutions. Clients should also read, sign and retain the Sweep Agreement governing the sweep arrangement at their financial institution, as this agreement contains additional information.

         Investors who wish to establish accounts and invest other than through such sweep arrangements should call the Distributor 1-800-527-3713 to receive a copy of the Retail Investors Purchase and Redemption Instructions and Additional Information.

Purchases

         Shares of the Portfolio may be purchased only through cash sweep transactions generated by the Investor's financial institution in their role as operator of the cash sweep arrangement. Establishment of an account requires that certain documents and applications be signed before any cash sweep investments can be processed. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services.

         The Portfolio reserves the right to reject any purchase order. Purchase orders may be refused if, for example, they are of a size that could disrupt management of the Portfolio.

Redemptions

         Shares of the Portfolio may be redeemed only through cash sweep transactions generated by the investor's financial institution in their role as operator of the cash sweep arrangement.

         If making immediate payment of redemption proceeds could adversely affect the Portfolio, shareholders may be paid up to seven days after receipt of the redemption request. Also, when the U.S. government and agency securities market is closed (or when trading is restricted) for any reason other than its respective customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission ("SEC") to merit such action, redemption or payment may be suspended or postponed.

ADDITIONAL INFORMATION

         The following information pertains only to investors who establish accounts and invest automatically through cash sweep arrangements offered and administered by participating financial institutions. Investors who wish to establish accounts and invest other than through such sweep arrangements should call the Distributor 1-800-527-3713 to receive a copy of the Retail Investors Purchase and Redemption Instructions and Additional Information.


STATEMENTS AND REPORTS
--------------------------------------------------------------------------------

         Shareholders will receive a monthly statement listing each purchase and redemption and any dividends paid during the month. Daily confirmations will not be sent. A statement with tax information will be mailed by January 31st following each tax year and also will be filed with the Internal Revenue Service. At least twice a year shareholders will receive the Portfolio's financial statements.

WHAT SHARES COST
--------------------------------------------------------------------------------

         D Shares are sold at their net asset value next determined after the purchase order becomes effective. The Portfolio seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no sales charge imposed by the Portfolio. Net asset value is determined twice on each Business Day, at 1:00 p.m. and at 4:00 p.m., New York City time. For purposes of pricing redemption orders, net asset value is determined at 4:00 p.m., New York City time, on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


DIVIDENDS
--------------------------------------------------------------------------------

         Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m., New York City time, and are automatically paid in cash and credited to the shareholder's account at the participating financial institution.

         An investor will receive the dividend declared on the day its purchase order is settled but will not receive the dividend declared on the day its redemption order is effected.


CAPITAL GAINS
--------------------------------------------------------------------------------

         Net capital gains, if any, realized by the Portfolio are declared and paid once each year and reinvested in shares or, at the shareholder's option, paid in cash.

REDEEMING SHARES

         The Portfolio redeems shares at its net asset value next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open.

SHAREHOLDER INFORMATION


VOTING RIGHTS
--------------------------------------------------------------------------------

         Besides the Money Market Portfolio, the Fund has four other portfolios: the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio. Shares of each Portfolio represent interests only in the corresponding Portfolio and having equal voting rights within that Portfolio. The Money Market Portfolio is the only portfolio of the Fund that has two classes of shares: the

D Shares and the I Shares. Shares of each class have equal voting rights within each class and within the Money Market Portfolio. The Fund's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of portfolio or class, shall be voted in the aggregate and not by portfolio or class, except that (i) as to any matter with respect to which a separate vote of any portfolio or class is required by the Investment Company Act of 1940, such requirements as to a separate vote by that portfolio or class shall apply in lieu of the aggregate voting as described above, and
(ii) as to any matter which does not affect the interest of a particular portfolio or class, only shareholders of the affected portfolio or class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Fund (or the Portfolio or Classes thereof).



TAX INFORMATION
--------------------------------------------------------------------------------

         The Portfolio has not been required to pay federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of shareholders.

         The Fund intends to distribute all of the net income and any gains of the Portfolio to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to shareholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

         Information on the tax status of dividends and distributions is provided annually.

SHAREHOLDER REFERENCE INFORMATION:

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER AND
DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103


TRUSTEES AND OFFICERS

Richard M. Amis
Trustee

Arthur G. De Russo
Trustee

David F. Holland
Trustee

Gerald J. Levy
Trustee and Vice Chairman

Rodger D. Shay
Trustee and Chairman

Edward E. Sammons, Jr.
President

Robert T. Podraza
Vice President and Assistant Treasurer

Steve Pierce
Treasurer

Daniel K. Ellenwood
Secretary






Additional information about the Portfolio may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund's investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:


By Phone:

1-800-527-3713

By Mail:

Shay Financial Services, Inc.
Attn:  Asset Management Fund
230 West Monroe Street
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009
(a duplication fee is charged)

In Person:

Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-800-SEC-0330 for more information)

By Internet:

http://www.amffunds.com
http://www.sec.gov

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:     Asset Management Fund          811-3541

STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 1, 2000





                             MONEY MARKET PORTFOLIO
                                       AND
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                              ASSET MANAGEMENT FUND
                 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606



         The Money Market Portfolio and the Short U.S. Government Securities Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.



         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated March 1, 2000 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.


         The financial statements pertaining to these portfolios which appear in the Fund's 1999 Annual Report to Shareholders are incorporated herein by reference.

                                TABLE OF CONTENTS



                                                                                                               Page

Fund History....................................................................................................B-1

The Fund's Objective, the Portfolios and Their Investment Policies..............................................B-1

Portfolio Turnover..............................................................................................B-2

Purchase and Redemption of Shares...............................................................................B-2

Dividends, Distributions, Yield and Total Return Quotations.....................................................B-3

Management of the Fund..........................................................................................B-5

Investment Adviser and Administrator............................................................................B-8

Distributor....................................................................................................B-11

Transfer and Dividend Agent....................................................................................B-12

Custodian......................................................................................................B-12

Determination of Net Asset Value...............................................................................B-12

Taxes..........................................................................................................B-13

Portfolio Transactions.........................................................................................B-14

Investment Restrictions........................................................................................B-15

Organization and Description of Fund Shares....................................................................B-16

Counsel and Independent Accountants............................................................................B-16

General Information............................................................................................B-17

Financial Statements...........................................................................................B-17

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                                  FUND HISTORY


         Asset Management Fund (the "Fund") is a Delaware business trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Fund was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware business trust, changed its name to Asset Management Fund.


                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                          AND THEIR INVESTMENT POLICIES


         Under the policies adopted by the Board of Trustees of the Fund, permissible investments for each Portfolio include those described in the Prospectus, together with the following, as long as principal and interest on such investments are not in default:


         Time deposits (negotiable and non-negotiable) in a Federal Home Loan Bank, the Bank for Savings and Loan Associations, Chicago, Illinois or the Savings Banks Trust Company, New York, New York.

         Repurchase Agreements. If the seller defaults in its obligation to repurchase from either Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement. Each Portfolio enters into repurchase agreements with primary government securities dealers.

         Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits or the possible adoption of foreign governmental restrictions, such as exchange controls.


         FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the Federal Deposit Insurance Corporation.



         The Money Market Portfolio will invest in securities issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, are purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended, or (iii) if rated only by one NRSRO (with such rating in the highest category), the investment is submitted to the Board of Trustees for approval or ratification, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Adviser and, except in the case of a government security, the investment is submitted to the Board of Trustees of the Fund for approval or ratification.

         The Money Market Portfolio does not invest in securities with a remaining maturity of greater than 397 calendar days.


         The Short U.S. Government Securities Portfolio (the "Short Government Portfolio") will invest in securities issued by an FDIC Insured Institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Trustees of the Fund.



         Other Current Policies. Under current policies of the Board of Trustees, the Fund has adopted certain voluntary restrictions with respect to each Portfolio's investments. These restrictions:


         (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

         (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac;


         (3) prohibit investments in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation;



         (4) limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these investments for federal credit unions is clarified; and


         (5) prohibit loans of federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.


         Although these restrictions are not fundamental policies of the Fund and may be changed without shareholder vote, the Fund will not alter these restrictions without notice to shareholders.


         See "Investment Restrictions" in this Statement of Additional Information for a description of additional investment restrictions of the Portfolios.

                               PORTFOLIO TURNOVER


         The Short Government Portfolio may engage in trading of the portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnovers are set forth for certain periods in the tables under "Financial Highlights."


                        PURCHASE AND REDEMPTION OF SHARES

         The Fund believes that shares of both Portfolios are eligible for purchase without limitation by federal thrifts, national banks and federal credit unions.

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Fund's behalf.

         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, or
(2) for any
period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Portfolio.

           DIVIDENDS, DISTRIBUTIONS, YIELD AND TOTAL RETURN QUOTATIONS


         Dividends on shares of each Portfolio are paid monthly on the last Business Day of each month.


         The Fund seeks to maintain for the Money Market Portfolio a net asset value of $1.00 per share for purchases and redemptions. In order to effectuate this policy, the Fund may, under certain circumstances, withhold dividends or make distributions from capital or capital gains.


         Net investment income of each Class of the Money Market Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) plus all realized net short-term and long-term gains, if any, on portfolio securities, (iii) less accrued expenses attributable to the Portfolio and the relevant Class (including the Portfolio's pro rata share, based on its relative net assets in relation to that of the Short Government Portfolio for the applicable period, of the fees payable to the Distributor) and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio and the Class in relation to the net assets of the Fund's other portfolios applicable to that period.



         From time to time each Class of the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause the Portfolio's yields to be higher than they otherwise would be.



         The Money Market Portfolio's seven-day yield and seven-day effective yield of the Class I Shares for the period ended October 31, 1999, were _____% and ______%, respectively. Without fee waivers, the seven-day yield would have been ______%, and the seven-day effective yield would have been _____%. The seven-day yield was calculated by dividing the aggregate net income per share for dividend purposes (excluding, however, any realized gains or losses) for the seven-day period by the average net asset value per share for such period and multiplying this return by 365/7. The seven-day effective yield was calculated similarly, but, when annualized, all income earned over the seven-day period was assumed to be reinvested.


         From time to time in sales literature, the Money Market Portfolio may quote a yield for a period either less than or greater than seven days. Any quotation of yield for a period of either less than or greater than seven days will identify the length of and the date of the last day in the base period used in computing that quotation. Any such quotation will also include the seven-day yield and effective yields of the same day.

         From time to time the Money Market Portfolio may also compare its performance with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.


         Net investment income of the Short Government Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net assets in relation to that of the Money Market Portfolio for the applicable period, of the fees payable to the Distributor) and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.


         From time to time the Short Government Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of a Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

         The "total return" of a Portfolio shows what an investment in the Portfolio would have earned over a specified period of time, assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Portfolio's yield and total return to be higher than they otherwise would be.


         For the 30-day period ended October 31, 1999, the Short Government Portfolio's annualized yield was ______%. The average annual total rates of return for the periods ended October 31, 1999 were:




                    One year                    %
                    Five years                  %
                    Ten years                   %



         The annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1999. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.


         The total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).


         From time to time, the Short Government Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.


         From time to time, the Short Government Portfolio's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES


         The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.



TRUSTEES AND OFFICERS



         Trustees and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.


                                        POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, BIRTHDATE AND ADDRESS             HELD WITH FUND          DURING PAST FIVE YEARS

Richard M. Amis (__/__/51)              Trustee                 President, First Federal Savings & Loan
630 Clarksville Street                                          Association since 1984; Director, First Financial
Paris, TX  75460                                                Trust Company; formerly Chairman, Texas
                                                                Savings and Community Bankers Association.


Arthur G. De Russo (__/__/21)           Trustee                 Chief Executive Officer, Eastern Financial Federal
5397 S.E. Major Way                                             Credit Union from 1974 to 1992; Chairman and
Stuart, FL  34997                                               Director, First Credit Union Trust Co., Inc. from
                                                                1988 to 1992; President of the Airline Credit
                                                                Union Conference in 1991; Director, Honor ATM Network,
                                                                Florida from 1985 to 1990.


NAME, BIRTHDATE AND ADDRESS             POSITION(S)             PRINCIPAL OCCUPATION(S)
                                        HELD WITH FUND          DURING PAST FIVE YEARS


David F. Holland(__/__/42)              Trustee                 Chairman of the Board since 1989 and Chief
17 New England Executive Park                                   Executive Officer since 1986 of Boston Federal
Burlington, MA  01803                                           Savings Bank; [DIRECTOR OF FUND FROM 1988 TO
                                                                1989 AND SINCE 1993]; Director of Federal Home
                                                                Loan Bank of Boston; until December 1997
                                                                Chairman of America's Community Banking
                                                                Partners, Inc. and Director of ACB Investment
                                                                Services, Inc.; Director of M.S.B. Fund,
                                                                Inc. since 1997; Director and Chairman since
                                                                December 1995 of Center for Financial Studies;
                                                                Director of NYCE Corporation since 1995;
                                                                [DIRECTOR FROM 1990 TO 1995 AND CHAIRMAN
                                                                1993-1994 OF AMERICA'S COMMUNITY BANKERS]; member
                                                                from 1995 to 1997 and President since 1997 of Thrift
                                                                Institutions Advisory Council.




Gerald J. Levy (__/__/32)               Vice Chairman of the    Chairman and Chief Executive Officer, Guaranty
4000 W. Brown Deer Road                 Board and Trustee       Bank, S.S.B. since 1984 (from 1959 to 1984, he
Milwaukee, WI  53209                                            held a series of officer's positions, including
                                                                President). Chairman, 1986, United States League of
                                                                Savings Institutions; Director of FISERV, Inc.
                                                                since 1986; Director since 1995 of the Republic
                                                                Mortgage Insurance Company; [DIRECTOR OF THE
                                                                FEDERAL ASSET DISPOSITION ASSOCIATION FROM
                                                                1986 TO 1989; AND, PREVIOUSLY DIRECTOR AND VICE CHAIRMAN,
                                                                FEDERAL HOME LOAN BANK OF CHICAGO AND MEMBER OF ADVISORY
                                                                COMMITTEE OF THE FEDERAL HOME LOAN MORTGAGE CORPORATION AND
                                                                FEDERAL NATIONAL MORTGAGE CORPORATION.]


Name, Birthdate and Address             Position(s)             Principal Occupation(s)
                                        Held with Fund          During Past Five Years

Rodger D. Shay (__/__/37)               Chairman of the         Chairman and Director of Shay Assets
1000 Brickell Avenue                    Board and Trustee       Management, Inc. since August 1997 (previously
Miami, FL  33131                                                President and Director from 1990 to August 1997); Chairman and
                                                                Director of Shay Financial Services, Inc. since August 1997
                                                                (previously President and Director from 1990 to August 1997);
                                                                President, Chief Executive Officer and member of the Managing
                                                                Board of Shay Assets Management Co. from 1990 to December
                                                                1997; President, Chief Executive Officer and member of the
                                                                Managing Board of Shay Financial Services Co. from 1990 to
                                                                December 1997; [DIRECTOR FROM 1986 TO 1991 AND PRESIDENT FROM
                                                                1986 TO 1992, U.S. LEAGUE SECURITIES, INC.]; Vice President
                                                                since 1995 of Institutional Investors Capital Appreciation
                                                                Fund, Inc. and M.S.B. Fund, Inc.; Director, First Home Savings
                                                                Bank, S.L.A. since 1990; [PREVIOUSLY DIRECTOR, ASSET
                                                                MANAGEMENT FUND, FROM 1985 TO 1990; PRESIDENT OF BOLTON SHAY
                                                                AND COMPANY AND DIRECTOR AND OFFICER OF ITS AFFILIATES FROM
                                                                1981 TO 1985; PREVIOUSLY, EMPLOYED BY CERTAIN SUBSIDIARIES OF
                                                                MERRILL LYNCH & CO. FROM 1955 TO 1981, WHERE HE SERVED IN
                                                                VARIOUS EXECUTIVE POSITIONS INCLUDING CHAIRMAN OF THE BOARD OF
                                                                MERRILL LYNCH GOVERNMENT SECURITIES, INC., CHAIRMAN OF THE
                                                                BOARD OF MERRILL LYNCH MONEY MARKET SECURITIES, INC. AND
                                                                MANAGING DIRECTOR OF THE DEBT TRADING DIVISION OF MERRILL
                                                                LYNCH, PIERCE, FENNER & SMITH INC.]


Edward E. Sammons, Jr. (__/__/40)       President               President of Shay Assets Management, Inc. since
230 West Monroe Street                                          August 1997 (previously Executive Vice President
Chicago, IL  60606                                              from 1990 to August 1997); Executive Vice
                                                                President and member of the Managing Board of
                                                                Shay Assets Management Co. from 1990 to
                                                                December 1997.  Executive Vice President and
                                                                member of the Managing Board of Shay Financial
                                                                Services Co. from 1990 to December 1997 and
                                                                Executive Vice President of Shay Financial
                                                                Services, Inc., from 1990 to August 1997; Vice
                                                                President and Secretary since 1995 of Institutional
                                                                Investors Capital  Appreciation Fund, Inc. and
                                                                M.S.B. Fund, Inc.



                                        POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, BIRTHDATE AND ADDRESS             HELD WITH FUND          DURING PAST FIVE YEARS

Robert T. Podraza (__/__/45)            Vice President and      Vice President of Shay Investment Services, Inc.
230 West Monroe Street                  Assistant Treasurer     since 1990; Vice President since 1990 and Chief
Chicago, IL  60606                                              Compliance Officer since 1997 of Shay Financial
                                                                Services, Inc.; Vice President since 1990 and Chief
                                                                Compliance Officer since 1997 of Shay Assets
                                                                Management, Inc.; Chief Compliance Officer of
                                                                Shay Financial Services Co. and Shay Assets
                                                                Management Co. from 1989 to 1997; Director of
                                                                the National Society of Compliance Professionals
                                                                since 1996.

Steven D. Pierce (__/__/65)             Treasurer               Director of Financial Services of BISYS Fund
3435 Stelzer Road                                               Services since 1998; Manager of Financial
Columbus, OH  43219                                             Operations at CNA Insurance from 1996-1998;
                                                                Trust Officer of First Chicago NBD Corporation
                                                                from 1994-1996; Senior Financial Accountant at
                                                                Kemper Financial Services from 1989-1994.

Daniel K. Ellenwood (__/__/70)          Secretary               Secretary of the Fund since April 1998; Operations
230 West Monroe Street                                          Analyst, Shay Assets Management, Inc. since
Chicago, IL  60606                                              November 1997; Compliance Analyst, Shay
                                                                Financial Services, Inc. since October 1996; B.S. in
                                                                Finance, University of Illinois at Chicago, 1996.






         The following table sets forth the compensation earned by trustees from the Fund for the fiscal year ended October 31, 1999:



                                                            PENSION OR
                                      AGGREGATE      RETIREMENT BENEFITS          ESTIMATED ANNUAL
                                    COMPENSATION          ACCRUED AS PART             BENEFITS              TOTAL
TRUSTEE                             FROM THE FUND        OF FUND EXPENSES          UPON RETIREMENT       COMPENSATION
-------                          ------------------- --------------------      -------------------    ---------------

Richard M. Amis                      $                          0                        0              $
Arthur G. DeRusso                                               0                        0
David F. Holland                                                0                        0


Gerald J. Levy                                                  0                        0
Rodger D. Shay                                     0            0                        0                              0






         The following table provides certain information at [___________, 2000] as to the Portfolio with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Money Market Portfolio and the Short Government Portfolio:



                                          NUMBER         PERCENT OF PORTFOLIO'S
NAME AND ADDRESS OF BENEFICIAL OWNER     OF SHARES      OUTSTANDING COMMON STOCK

MONEY MARKET PORTFOLIO:





SHORT U.S. GOVERNMENT PORTFOLIO:




         As of November 30, 1999, one of the trustees had, through the institutions he serves as an officer, shared voting and investment power over [433,683 shares (0.67%)] of the Money Market Portfolio. None of the trustees had, as of November 30, 1999, through [any/the financial] institutions for which they serve as officers, voting and investment power over any shares of the Short Government Portfolio.

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Fund since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, the President of the Fund.




         The initial term of the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), was completed as to each Portfolio on March 1, 1999, and now continues from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio or by the Fund's Board of Trustees. The Advisory Agreement must also be approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.



         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Money Market Portfolio: 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Adviser was paid $_____ and $0 (net of fee waivers of $80,505) with respect to the Money Market Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), and 1997, the Fund paid Shay Assets Management Co. ("SAMC") fees of $0 (net of fee waivers of $7,695), and $0 (net of fee waivers of $83,068), respectively, with respect to the Money Market Portfolio.



         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Short Government Portfolio: 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal year ended October 31, 1999 and 1998 (for the period beginning December 8, 1997) the Fund paid the Adviser $__________ and $245,016 with respect to the Short Government Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), and 1997, the Fund paid SAMC fees of $29,777 and $339,060, respectively, with respect to the Short Government Portfolio.



         The Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Adviser agrees to pay such an organization a portion of the management fees received by the Adviser with respect to assets invested in the Fund by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.


         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory

Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.


         The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.


         The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr. and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. With approximately twenty-five years of experience in the securities industry, his previous employers also include Harris Trust & Savings Bank, Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
1000 Brickell Avenue
Miami, FL  33131

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. President of Shay Financial Services, Inc., since August, 1997, previously Senior Vice President from 1994 to August, 1997, and Vice President from 1991 to 1993. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc. where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.


GREGORY J. WISNIEWSKI
230 West Monroe Street
Chicago, IL  60606


         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1994. From 1990 to 1994, Vice President of Shay Financial Services, Inc. and of an affiliate, Shay Government Securities, Inc., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp.


         The Fund's current administrative agent (the "Administrator") with respect to each Portfolio is BISYS Fund Services Ohio, Inc. ("BISYS"). Prior to August 1, 1999, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., was the Fund's administrative agent. Pursuant to the terms of the Administration Agreement (the "Administration Agreement") dated as of August 1, 1999, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including

(i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing each Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.



         As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of each Portfolio's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of the Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Fund's five portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net assets. For the fiscal years ended October 31, 1999 (November 1, 1998 through July 31, 1999), 1998 and 1997, the Fund paid PFPC, the former Administrator, fees pursuant to the Administration Agreement of $__________, $20,308 and $20,809, respectively, for the Money Market Portfolio. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid PFPC, the former Administrator, fees pursuant to the Administration Agreement of $__________, $38,389 and $50,414, respectively, for the Short Government Portfolio. For the period of August 1, 1999 through October 31, 1999, the Fund paid the current Administrator, BISYS, $__________ for the Money Market Portfolio and $__________ for the Short Government Portfolio.



         The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of each Portfolio, filing fees for the registration or qualification of each Portfolio's shares under federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's trustees and officers who are not affiliated with the Adviser, the Administrator, the Distributor, or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.


                                   DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay.







         As compensation for distribution services with regard to the Class I Shares of the Money Market Portfolio and the Short Government Portfolio, the Fund pays the Distributor a fee, payable monthly, with respect to the Portfolios at the rate of 0.15% per annum of the combined average daily net assets of both Portfolios up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Portfolios based on their relative average net assets. As compensation for distribution services with regard to the Class D Shares of the Money Market Portfolio, the Fund pays the Distributor a fee, payable monthly, with respect to the Class D Shares at the rate of 0.60% per annum of the daily net assets of the Class D Shares.



         For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Fund paid the Distributor fees of $__________ and $85,505 with respect to the Money Market Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid Shay Financial Services Co. ("SFSC") fees pursuant to the Rule 12b-1 plan, as in effect, of $7,695 (through December 7, 1997) and $83,068, respectively, with respect to the Money Market Portfolio. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Fund paid the Distributor fees of $__________ and $147,009 with respect to the Short Government Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid SFSC fees pursuant to the Rule 12b-1 plan, as in effect, of $17,867 and $203,346, respectively, with respect to the Short Government Portfolio.


         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolios for sale to investors.


         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $__________ fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the Portfolios, the following expenditures were made:


Advertising......................................              $
Printing.........................................
Employee compensation and costs..................
Staff travel and expense.........................
Other administrative expense.....................
                                                                 ---------------
 Total...........................................              $
                                                                 ===============


         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, who is a Trustee and the Chairman of the Board of the Fund, Edward E. Sammons Jr., who is President of the Fund, Steven D. Pierce who is Treasurer of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.



         The Fund has appointed the Distributor to act as the principal distributor of the Fund's shares pursuant to a Distribution Agreement dated December 8, 1997 between the Fund and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement with the Distributor was completed as of March 1, 1999 and now continues in effect from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Trustees and by a majority of the trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Fund's Rule 12b-1 Plan requires the Fund's Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Fund's Board of Trustees and by the "disinterested" trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.



                           TRANSFER AND DIVIDEND AGENT



         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the transfer and dividend agent for the Portfolios' shares. For the Fund's fiscal year ended October 31, 1999 (November 1, 1998 through July 31, 1999), the Fund paid the former administrator, PFPC Inc., a fee of 0.03% of each Portfolio's average net assets for administrative services. For the period of August 1, 1999 through October 31, 1999, the Fund paid its current transfer and dividend agent BISYS, a fee of _____% of each Portfolio's average net assets for transfer and dividend agent services.


                                    CUSTODIAN


         As of July 30, 1999, The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, became the custodian of the Portfolio's investments. PFPC Trust Company, an affiliate of PNC Bank Corp, served as the Fund's former custodian.


                        DETERMINATION OF NET ASSET VALUE


         With respect to the Money Market Portfolio, the Fund relies on an exemptive rule (Rule 2a-7) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Portfolio's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees of the Fund has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder's interest in the Portfolio. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of thirteen months or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under "FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the price per share of shares of the Money Market Portfolio as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The

Money Market Portfolio's investment adviser has been delegated the authority to determine the market values of the securities held by the Portfolio through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.



         The extent of any deviation between the net asset value per share of the Money Market Portfolio based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.



         For purposes of determining the net asset value per share of the Short Government Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Trustees will review valuation methods regularly for the Short Government Portfolio in order to determine their appropriateness.


                                      TAXES


         The following discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.



         Each of the Fund's portfolios, including these Portfolios, is treated as a separate entity for accounting and federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Portfolio.



         Each Portfolio qualifies as a regulated investment company under Subchapter M of the Code. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash or cash items, government securities and other securities, including loans of federal funds for the Money Market Portfolio only, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the total value of its total assets is invested in the securities of any one issuer (other than government securities) and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of [stock] and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.



         Dividends of the Money Market Portfolio's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of the Short Government Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by the Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual shareholders (including long-term capital gain distributions by the Portfolio) are generally taxed at a maximum rate of 20%.


         Because none of either Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporate shareholders.


         Gain or loss realized upon a sale or redemption of shares of the Short Government Portfolio by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of shares in the Short Government Portfolio held one year or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.



         Any capital gains distribution received shortly after the purchase of shares of the Short Government Portfolio reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares of the Short Government Portfolio were reduced below the shareholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.



         Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


         Dividends and distributions may be subject to state and local taxes.



                             PORTFOLIO TRANSACTIONS


         Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1999, none of the Portfolios paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.


         Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase [or reverse repurchase] agreements with, the Adviser or any of its affiliates.


         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Trustees of the Fund and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion, the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers, providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.


         Investment decisions for each Portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.


                             INVESTMENT RESTRICTIONS


         The Fund has adopted the following investment restrictions for each Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for each Portfolio. Accordingly, each Portfolio shall:






         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions; and



may not:



         (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.






         (3) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.



         (4) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph.



         (5) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, [or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.]



         (6) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.



         (7) Lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements and loaning federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Portfolio's investment objective and management policies.

         (8) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.




         For purposes of investment restrictions (2) and (5) above, as applicable to the Money Market Portfolio, the Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.



         The Fund has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Portfolio, nonfundamental policies may be changed by the Fund's Trustees without shareholder approval. However, in the event the Fund's Trustees agree to change a nonfundamental policy, shareholders will be notified in advance of such change. Accordingly, the Portfolios have adopted the following nonfundamental policies:



         (1) The Portfolios invest only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "liquid assets."



         (2) Each Portfolio may not invest more than 10% (in the case of the Money Market Portfolio) or 15% (in the case of the Short Government Portfolio) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.



                   ORGANIZATION AND DESCRIPTION OF FUND SHARES


The Fund consists of an unlimited number of shares of beneficial interest divided into five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio. Shares of the Money Market Portfolio are issued in two classes: D shares and I shares. The shares of each Portfolio represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.




         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.


         PricewaterhouseCoopers LLP are the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 1999 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, given on the authority of such firm as experts in accounting and auditing.



                               GENERAL INFORMATION

         The Fund sends to all of the shareholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by each Portfolio, and, for annual reports, audited financial statements of each Portfolio.



         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.



         The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.



         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 1999 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2000


                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO,
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                                       and
                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

                              ASSET MANAGEMENT FUND

                 230 West Monroe Street, Chicago, Illinois 60606



         The Adjustable Rate Mortgage (ARM) Portfolio (the "ARM Portfolio"), the Intermediate Mortgage Securities Portfolio (the "Intermediate Mortgage Portfolio") and the U.S. Government Mortgage Securities Portfolio (the "U.S. Government Mortgage Portfolio") (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.



         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated March 1, 2000 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.



         The financial statements pertaining to these portfolios which appear in the Fund's 1999 Annual Report to Shareholders are incorporated herein by reference.

                                TABLE OF CONTENTS




                                                                                                               PAGE
Fund History....................................................................................................B-1

The Fund's Objective, the Portfolios and Their Investment Policies..............................................B-1

Portfolio Turnover..............................................................................................B-5

Purchase and Redemption of Shares...............................................................................B-5

Dividends, Distributions, Yield and Total Return Quotations.....................................................B-5

Management of the Fund..........................................................................................B-6

Investment Adviser and Administrator...........................................................................B-10

Distributor....................................................................................................B-13

Transfer and Dividend Agent....................................................................................B-15

Custodian......................................................................................................B-15

Determination of Net Asset Value...............................................................................B-15

Taxes    ......................................................................................................B-15

Portfolio Transactions.........................................................................................B-16

Investment Restrictions........................................................................................B-17

Organization and Description of Fund Shares....................................................................B-20

Counsel and Independent Accountants............................................................................B-21

General Information............................................................................................B-21

Description of Debt Ratings....................................................................................B-21

Financial Statements...........................................................................................B-22

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                                  FUND HISTORY


         Asset Management Fund (the "Fund") is a Delaware business trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Fund was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware business trust, changed its name to Asset Management Fund.



                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                          AND THEIR INVESTMENT POLICIES


MORTGAGE-RELATED SECURITIES

         Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         The Prospectus indicates that U.S. Mortgage-Related Securities may be classified into two principal categories, based on whether the issuer or guarantor of the security or the underlying collateral is a governmental entity, such as GNMA, or a government-related entity, such as FNMA and FHLMC which are U.S. Government sponsored corporations. In addition, Private Mortgage Related-Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. The following information supplements that in each Prospectus concerning certain of these issuers:

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which include Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCS") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to Private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Portfolio may only invest in Private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments under OTS Regulations. These investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, on a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The interest rates paid on the mortgages underlying the ARMS in which the Portfolios invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         The underlying mortgages that collateralize the ARMS in which the Portfolios invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down per reset or adjustment interval and over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

COLLATERALIZED MORTGAGE OBLIGATIONS

         CMOs and REMICs that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

OTHER PERMISSIBLE INVESTMENTS

         The following information supplements the discussion in the Prospectus concerning principal investment strategies:

         U.S. Government or Agency Securities. Each Portfolio may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.


         Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include [future political and economic developments], the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits, or the possible adoption of foreign governmental restrictions, such as exchange controls.


         Repurchase Agreements. Each Portfolio may enter into repurchase agreements, under which it may acquire a security which it may invest in for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and each Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Portfolio's custodian.

         Each Portfolio will not enter into any repurchase agreements maturing in more than 60 days. Each Portfolio enters into repurchase agreements with primary government securities dealers.

         FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal

Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks, are not insured by the Federal Deposit Insurance Corporation.



         Each Portfolio will invest in securities issued by an FDIC Insured Institution only if such institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by one nationally recognized statistical rating organization, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Trustees of the Fund.


         When-Issued and Delayed Delivery Securities. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation, and no interest accrues to the Portfolios until delivery and payment take place. At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. To facilitate acquisitions of securities purchased on a when-issued or delayed delivery basis, each Portfolio will maintain with its custodian a separate account with marketable portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from available cash.


         Other Current Policies. Under current policies of the Board of Trustees, the Fund has adopted certain voluntary restrictions with respect to the Portfolios' investments. These restrictions apply to all three Portfolios unless specified below:



         (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

         (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac;

         (3) for the ARM Portfolio and Intermediate Mortgage Portfolio, limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these investments for federal credit unions is clarified;

         (4) for the ARM Portfolio, to prohibit investments in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified;

         (5) for the U.S. Government Mortgage Portfolio, to prohibit investments in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation; and

         (6) for the U.S. Government Mortgage Securities Portfolio, prohibit loans of federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.



         Although these restrictions are not fundamental policies of the Fund and may be changed without shareholder vote, the Fund will not alter these restrictions without notice to shareholders.



         See "Investment Restrictions" in this Statement of Additional Information for a description of additional investment restrictions of the Portfolios.

                               PORTFOLIO TURNOVER


         Each Portfolio may engage in trading of the portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnovers are set forth for certain periods in the tables under "Financial Highlights."

                       PURCHASE AND REDEMPTION OF SHARES


         The Fund believes that shares of each Portfolio qualify as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by federal savings associations, as defined in such Act, which includes federal savings banks chartered under such Act. In addition, shares of each Portfolio are eligible for purchase without limitation by [federal thrifts?,] national banks and federal credit unions.



         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Fund's behalf.



         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or
(ii) is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Portfolio.


                        DIVIDENDS, DISTRIBUTIONS, YIELD
                          AND TOTAL RETURN QUOTATIONS


         Dividends on shares of each Portfolio are paid monthly on the last Business Day of each month.


         Net investment income of each Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less accrued expenses attributable to the Portfolio and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.

         From time to time the Portfolios advertise their "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of a Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.


         For the 30-day period ended October 31, 1999, the ARM Portfolio's annualized yield was _____%. The average annual total rates of return for the one-year and five-year periods ended October 31, 1999, and for the period from September 18, 1991, the date the shares were first publicly offered, were [_____%], [_____%] and [_____%], respectively. Without fee waivers, the 30-day annualized yield would have been [_____%] and the average annual total rates of return for the one-year and five-year periods and the period since the initial public offering date would have been [_____%], [_____%] [_____%], [_____%], respectively.



         For the 30-day period ended October 31, 1999, the Intermediate Mortgage Portfolio's annualized yield was _____%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1999, were [_____%], [_____%] and [_____%], respectively. Without fee waivers, the 30-day annualized yield would have been [_____%] and the average annual total rates of return for the one-year, five-year and ten-year periods wouldhave been [_____%], [ _____%] and [_____%], respectively. The total return figures for the ten-year period reflects the performance of the Portfolio as the Corporate Bond Portfolio, which was invested primarily in investment grade corporate bonds prior to June 2, 1992.



         For the 30-day period ended October 31, 1999, the U.S. Government Mortgage Portfolio's annualized yield was [_____%]. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1999, were [_____%], [_____%] and [_____%], respectively.


         For each Portfolio, the annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1999. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.

         The "total return" of a Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one, five and ten years; for the ARM Portfolio, one and five years and any longer period of time measured from September 18, 1991, the date the Portfolio's shares were first offered publicly), assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Portfolio's yield and total return to be higher than they otherwise would be.

         For each Portfolio, the total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

         From time to time, each Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

         From time to time each Portfolio's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES




         The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.



TRUSTEES AND OFFICERS



         Trustees and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.



                                       POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, BIRTHDATE AND ADDRESS            HELD WITH FUND          DURING PAST FIVE YEARS

Richard M. Amis (__/__/51)             Trustee                 President, First Federal Savings & Loan
630 Clarksville Street                                         Association since 1984; Director, First Financial
Paris, TX  75460                                               Trust Company; formerly Chairman, Texas
                                                               Savings and Community Bankers Association.

Arthur G. De Russo (__/__/21)          Trustee                 Chief Executive Officer, Eastern Financial Federal
5397 S.E. Major Way                                            Credit Union from 1974 to 1992; Chairman and
Stuart, FL  34997                                              Director, First Credit Union Trust Co., Inc. from
                                                               1988 to 1992; President of the Airline Credit Union
                                                               Conference in 1991; Director, Honor ATM
                                                               Network, Florida from 1985 to 1990.

David F. Holland (__/__/42)            Trustee                 Chairman of the Board since 1989 and Chief
17 New England Executive Park                                  Executive Officer since 1986 of Boston Federal
Burlington, MA  01803                                          Savings Bank; [DIRECTOR OF FUND FROM 1988 TO
                                                               1989 AND SINCE 1993]; Director of Federal Home
                                                               Loan Bank of Boston; until December 1997
                                                               Chairman of America's Community Banking
                                                               Partners, Inc. and Director of ACB Investment
                                                               Services, Inc.; Director of M.S.B. Fund, Inc. since
                                                               1997; Director and Chairman since December 1995
                                                               of Center for Financial Studies; Director of NYCE
                                                               Corporation since 1995; [DIRECTOR FROM 1990
                                                               TO 1995 AND CHAIRMAN 1993-1994 OF AMERICA'S
                                                               COMMUNITY BANKERS]; member from 1995 to
                                                               1997 and President since 1997 of Thrift Institutions
                                                               Advisory Council.

Gerald J. Levy (__/__/32)              Vice Chairman of the    Chairman and Chief Executive Officer, Guaranty
4000 W. Brown Deer Road                Board and Trustee       Bank, S.S.B. since 1984 (from 1959 to 1984, he
Milwaukee, WI  53209                                           held a series of officer's positions, including
                                                               President).  Chairman, 1986, United States League
                                                               of Savings Institutions; Director of
                                                               FISERV, Inc. since 1986; Director since 1995 of
                                                               the Republic Mortgage Insurance Company;
                                                               [DIRECTOR OF THE FEDERAL ASSET DISPOSITION
                                                               ASSOCIATION FROM 1986 TO 1989; AND, PREVIOUSLY
                                                               DIRECTOR AND VICE CHAIRMAN, FEDERAL HOME
                                                               LOAN BANK OF CHICAGO AND MEMBER OF ADVISORY
                                                               COMMITTEE OF THE FEDERAL HOME LOAN MORTGAGE
                                                               CORPORATION AND FEDERAL NATIONAL MORTGAGE
                                                               CORPORATION.]




                                       POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, BIRTHDATE AND ADDRESS            HELD WITH FUND          DURING PAST FIVE YEARS

Rodger D. Shay (__/__/37)              Chairman of the         Chairman and Director of Shay Assets
1000 Brickell Avenue                   Board and Trustee       Management, Inc. since August 1997 (previously
Miami, FL  33131                                               President and Director from 1990 to August 1997);
                                                               Chairman and Director of Shay Financial Services,
                                                               Inc. since August 1997 (previously President and
                                                               Director from 1990 to August 1997); President,
                                                               Chief Executive Officer and member of the
                                                               Managing NBoard of Shay Assets Management Co.
                                                               from 1990 to December 1997; President, Chief
                                                               Executive Officer and member of the Managing
                                                               Board of Shay Financial Services Co. from 1990 to
                                                               December 1997; [DIRECTOR FROM 1986 TO 1991 AND
                                                               PRESIDENT FROM 1986 TO 1992, U.S. LEAGUE
                                                               SECURITIES, INC.]; Vice President since 1995 of
                                                               Institutional Investors Capital Appreciation Fund,
                                                               Inc. and M.S.B. Fund, Inc.; Director, First Home
                                                               Savings Bank, S.L.A. since 1990; [PREVIOUSLY
                                                               DIRECTOR, ASSET MANAGEMENT FUND, INC., FROM
                                                               1985 TO 1990; PRESIDENT OF BOLTON SHAY AND
                                                               COMPANY AND DIRECTOR AND OFFICER OF ITS
                                                               AFFILIATES FROM 1981 TO 1985; PREVIOUSLY,
                                                               EMPLOYED BY CERTAIN SUBSIDIARIES OF MERRILL
                                                               LYNCH & CO. FROM 1955 TO 1981, WHERE HE
                                                               SERVED IN VARIOUS EXECUTIVE POSITIONS INCLUDING
                                                               CHAIRMAN OF THE BOARD OF MERRILL LYNCH
                                                               GOVERNMENT SECURITIES, INC., CHAIRMAN OF THE
                                                               BOARD OF MERRILL LYNCH MONEY MARKET
                                                               SECURITIES, INC. AND MANAGING DIRECTOR OF THE
                                                               DEBT TRADING DIVISION OF MERRILL LYNCH,
                                                               PIERCE, FENNER &
                                                               SMITH INC.]

Edward E. Sammons, Jr. (__/__/40)      President               President of Shay Assets Management, Inc. since
230 West Monroe Street                                         August 1997 (previously Executive Vice President
Chicago, IL  60606                                             from 1990 to August 1997); Executive Vice
                                                               President and member of the Managing Board of
                                                               Shay Assets Management Co. from 1990 to
                                                               December 1997.  Executive Vice President and
                                                               member of the Managing Board of Shay Financial
                                                               Services Co. from 1990 to December 1997 and
                                                               Executive Vice President of Shay Financial
                                                               Services, Inc., from 1990 to August 1997; Vice
                                                               President and Secretary since 1995 of Institutional
                                                               Investors Capital  Appreciation Fund, Inc. and
                                                               M.S.B. Fund, Inc.





                                       POSITION(S)             PRINCIPAL OCCUPATION(S)
NAME, BIRTHDATE AND ADDRESS            HELD WITH FUND          DURING PAST FIVE YEARS

Robert T. Podraza (__/__/45)           Vice President and      Vice President of Shay Investment Services, Inc.
230 West Monroe Street                 Assistant Treasurer     since 1990; Vice President since 1990 and Chief
Chicago, IL  60606                                             Compliance Officer since 1997 of Shay Financial
                                                               Services, Inc.; Vice President since 1990 and Chief
                                                               Compliance Officer since 1997 of Shay Assets
                                                               Management, Inc.; Chief Compliance Officer of
                                                               Shay Financial Services Co. and Shay Assets
                                                               Management Co. from 1989 to 1997; Director of
                                                               the National Society of Compliance Professionals
                                                               since 1996.

Steven D. Pierce (__/__/65)            Treasurer               Director of Financial Services of BISYS Fund
3435 Stelzer Road                                              Services since 1998; Manager of Financial
Columbus, OH 43219                                             Operations at CNA Insurance from 1996-1998;
                                                               Trust Officer of
                                                               First Chicago NBD
                                                               Corporation from 1994-1996; Senior Financial
                                                               Accountant at Kemper Financial Services from
                                                               1989-1994.

Daniel K. Ellenwood (__/__/70)         Secretary               Secretary of the Fund since April 1998; Operations
230 West Monroe Street                                         Analyst, Shay Assets Management, Inc. since
Chicago, IL  60606                                             November 1997; Compliance Analyst, Shay
                                                               Financial Services, Inc. since October 1996; B.S. in
                                                               Finance, University of Illinois at Chicago, 1996.


         The following table sets forth the compensation earned by trustees from the Fund for the fiscal year ended October 31, 1999:



                              AGGREGATE            PENSION OR RETIREMENT         ESTIMATED ANNUAL
                            COMPENSATION         BENEFITS ACCRUED AS PART          BENEFITS UPON              TOTAL
TRUSTEE                     FROM THE FUND            OF FUND EXPENSES               RETIREMENT             COMPENSATION

Richard M. Amis             $                                0                           0                 $
Arthur G. DeRusso                                            0                           0
David F. Holland                                             0                           0
Gerald J. Levy                                               0                           0
Rodger D. Shay                    0                          0                           0                      0








         The following table provides certain information at [____________, 2000] with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the ARM Portfolio, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio:





                                                                          PERCENT OF PORTFOLIO'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES                   COMMON STOCK



ARM PORTFOLIO:


INTERMEDIATE MORTGAGE PORTFOLIO:


                                                                          PERCENT OF PORTFOLIO'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES                   COMMON STOCK








U.S. GOVERNMENT MORTGAGE PORTFOLIO:

         As of November 30, 1999, none of the trustees had, through the institutions for which they serve as officers, voting and investment power over any shares of the ARM Portfolio, the Intermediate Mortgage Portfolio or the U.S. Government Mortgage Portfolio.

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Fund since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, the President of the Fund.






         The initial term of the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), was completed as to each Portfolio on March 1, 1999, and now continues from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio or by the Fund's Board of Trustees. The Advisory Agreement must also be approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.



         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the ARM Portfolio based on an annual percentage of the average daily net assets of the Portfolio as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Adviser was paid fees of $__________ and $1,904,871 (net of fee waivers of $1,523,896) with respect to the ARM Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid Shay Assets Management Co. ("SAMC") fees with respect to the ARM Portfolio of $206,507 (net of fee waivers of $165,206) and $1,800,992 (net of fee waivers of $1,440,794), respectively.



         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the Intermediate Mortgage Portfolio, at the rate of 0.35% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning

December 8, 1997), the Adviser was paid fees of $______ and $206,032 (net of fee waivers of $82,413) with respect to the Intermediate Mortgage Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid SAMC fees of $20,439 (net of fee waivers of $8,176) and $212,156 (net of fee waivers of $84,863), respectively, with respect to the Intermediate Mortgage Portfolio.



         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a free, payable monthly, with respect to the U.S. Government Mortgage Portfolio, at the rete of 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such nets assets over $1.5 billion. For the Fund's fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Adviser was paid fees of $____________ and $158,794 with respect to the U.S. Government Mortgage Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid fees of $13,968 and $137,123, respectively, for the U.S. Government Mortgage Portfolio.



         The Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Adviser agrees to pay such an organization a portion of the management fees received by the Adviser with respect to assets invested in the Fund by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.


         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.


         The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.


         The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr., and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. With approximately twenty-five years of experience in the securities industry, his previous employers also include Harris Trust & Savings Bank, Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
1000 Brickell Avenue
Miami, FL  33131

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. President of Shay Financial Services, Inc., since August, 1997, previously Senior Vice President from 1994 to August 1997, and Vice President from 1991 to 1993. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc., where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

GREGORY J. WISNIEWSKI
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1994. From 1990 to 1994, Vice President of Shay Financial Services, Inc. and of an affiliate, Shay Government Securities, Inc., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp.


         The Fund's current administrative agent (the "Administrator") with respect to each Portfolio is BISYS Fund Services Ohio, Inc. ("BISYS"). Prior to August 1, 1999, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., was the Fund's administrative agent. Pursuant to the terms of the Administration Agreement (the "Administration Agreement") dated as of August 1, 1999, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing each Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.



         As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of each Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Fund's five portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net assets. For the fiscal years ended October 31, 1999 (November 1, 1998 through July 31, 1999), 1998 and 1997, the Fund paid PFPC, the former Administrator, fees pursuant to the Administration Agreement with respect to each Portfolio as follows: for the ARM Portfolio, the fees paid were $__________, $293,520 and $269,671, respectively. For the Intermediate Mortgage Portfolio, the fees were $__________, $31,313 and $31,793, respectively. For the U.S. Government Mortgage Portfolio, the fees were $___________, $24,145 and $21,188, respectively. For the period of August 1, 1999, through October 31, 1999, the Fund paid the current Administrator, BISYS, $__________ for the ARM Portfolio, $__________ for the Intermediate Mortgage Portfolio and $_________ for the U.S. Government Mortgage Portfolio.


         The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of each Portfolio, filing fees for the registration or qualification of each Portfolio's shares under federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's trustees and officers who are not affiliated with the Adviser, the Administrator, the Distributor or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.


                                  DISTRIBUTOR


         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay.



         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to the ARM Portfolio at the rate of 0.25% per annum of the average daily net assets of the Portfolio. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Distributor. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $___________ and $1,142,923 (net of fee waivers of $761,948) for the ARM Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid Shay Financial Services Co. ("SFSC") $123,904 (net of fee waivers of $82,603) and $1,080,595 (net of fee waivers of $720,397), respectively, for the ARM Portfolio.



         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to each of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio at the rate of 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $__________ and $123,619 for the Intermediate Mortgage Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997) and 1997, the Fund paid SFSC fees pursuant to the Rule 12b-1 Agreement, as in effect, of $12,264 and $127,294, respectively, for the Intermediate Mortgage Portfolio. For the fiscal years ended October 31, 1999 and 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $__________ and $95,277 for the U.S. Government Mortgage Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997), and 1997 the Fund paid the Distributor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $8,380 and $82,274, respectively, for the U.S. Government Mortgage Portfolio.



         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolios for sale to investors.

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $__________ fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the ARM Portfolio, the following expenditures were made:




Advertising..................................       $
Printing.....................................
Employee compensation and costs..............
Staff travel and expense.....................
Other administrative expense.................

Total........................................       $
                                                    ============



         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $__________ fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the Intermediate Mortgage Portfolio, the following expenditures were made:





Advertising..................................       $
Printing.....................................
Employee compensation and costs..............
Staff travel and expense.....................
Other administrative expense.................

Total........................................       $
                                                    ============




         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1999, of the $__________ fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the U.S.
Government Mortgage Portfolio, the following expenditures were made:




Advertising..................................      $
Printing.....................................
Employee compensation and costs..............
Staff travel and expense.....................
Other administrative expense.................

Total                                              $




        Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, who is a Trustee and the Chairman of the Board of the Fund, Edward E. Sammons Jr., who is President of the Fund, Steve Pierce, who is Treasurer of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.



         The Fund has appointed the Distributor to act as the principal distributor of the Fund's shares pursuant to a Distribution Agreement dated December 8, 1997 between the Fund and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement with the Distributor was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Trustees and by a majority of the trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Fund's Rule 12b-1 Plan requires the Fund's Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Fund's Board of Trustees and by the "disinterested" trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's trustees who are "disinterested" as described aboveor by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.


                          TRANSFER AND DIVIDEND AGENT


         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the transfer and dividend agent for the Portfolios' shares. For the Fund's fiscal year ended October 31, 1999 (November 1, 1998 through July 31, 1999), the Fund paid the former administrator, PFPC Inc., a fee of 0.03% of each Portfolio's average net assets for administrative services. For the period of August 1, 1999 through October 31, 1999 the Fund paid its current transfer and dividend agent, BISYS, a fee of _____% of each Portfolio's average net assets for transfer and dividend agent services.


                                   CUSTODIAN


         As of July 30, 1999, The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, became the custodian of the Portfolio's investments. PFPC Trust Company, an affiliate of PNC Bank Corp, served as the Fund's former custodian.


                        DETERMINATION OF NET ASSET VALUE


         For purposes of determining the net asset value per share of each Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Trustees will review valuation methods regularly in order to determine their appropriateness.


                                     TAXES


         The following discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.



         Each of the Fund's portfolios, including these Portfolios, is treated as a separate entity for accounting and federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Portfolio.

         Each Portfolio qualifies as a regulated investment company under Subchapter M of the Code. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, or cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the total value of its total assets is invested in the securities of any one issuer (other than Government securities) and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of [stock] and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.


         Dividends of each Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by each Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual shareholders (including long-term capital gain distributions by each Portfolio) are generally taxed at a maximum rate of 20%.


         Because none of each Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporate shareholders.


         Gain or loss realized upon a sale or redemption of shares of each Portfolio by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of shares in each Portfolio held one year or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.



         Any capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.



         Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         Dividends and distributions may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS


         Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1999, none of the Portfolios paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.



         Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase [or reverse repurchase] agreements with, the Adviser or any of its affiliates.



         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Trustees of the Fund and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.



         Investment decisions for each Portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.



                            INVESTMENT RESTRICTIONS


         The Fund has adopted the following investment restrictions for the ARM Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. Accordingly, the ARM Portfolio shall:



         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions; and
may not:

         (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.




         (3) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or [(b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing;] or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made.


         (4) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.



         (5) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.



         (6) Lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements and loaning federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the

                  Portfolio's investment objective and management policies.



         (7) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.



         The Fund has adopted the following investment restrictions for the Intermediate Mortgage Portfolio and U.S. Government Mortgage Portfolio, respectively, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for both Portfolios except as indicated. Accordingly, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio shall:



         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions; and
may not:




         (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.






         (3) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the value of the U.S. Government Mortgage Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements.



         (4) (Intermediate Mortgage Portfolio) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or
                  (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (4) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (4).



         (5) (U.S. Government Mortgage Portfolio) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (5).



         (6) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.



         (7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.



         (8) Lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements and loaning federal funds and other day(s) funds to

                  FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.


         (9) (Intermediate Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on investments eligible for purchase by the Portfolio; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"),
                  (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.



         (10) (U.S. Government Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on securities in which the Portfolio may invest; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.



         The Fund has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Portfolio, non-fundamental policies may be changed by the Fund's Trustees without shareholder approval. However, in the event the Fund's Trustees agree to change a non-fundamental policy, shareholders will be notified in advance of such change. Accordingly, the Portfolios have adopted the following non-fundamental policies:

         (1) The Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (collectively referred to as the "Mortgage Securities Portfolios") invest primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Portfolio will not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the OTS and the National Credit Union Administration, respectively, and each Mortgage Securities Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.



         (2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.


                  ORGANIZATION AND DESCRIPTION OF FUND SHARES


         The Fund consists of an unlimited number of shares of beneficial interest divided into five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio. Shares of the Money Market Portfolio are issued in two classes: D shares and I shares. The shares of each Portfolio represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.



         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.


                      COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.


         PricewaterhouseCoopers LLP are the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 1999 (see "Financial Statements" below), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                              GENERAL INFORMATION


         The Fund sends to all of the shareholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by each Portfolio, and, for annual reports, audited financial statements of each Portfolio.



         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.



         The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.



         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.



                          DESCRIPTION OF DEBT RATINGS


         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.


                              FINANCIAL STATEMENTS


         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended October 31, 1999 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

                           ASSET MANAGEMENT FUND, INC

                                     PART C

                               OTHER INFORMATION





Item 23.          Exhibits
         (a)      (1)      Articles of Amendment and Restatement of Articles of Incorporation of Registrant dated
                           November 9, 1982. (1)/

                  (2)      Articles Supplementary to Articles of Amendment and Restatement of Articles of
                           Incorporation of Registrant dated November 1, 1983. (1)/

                  (3)      Form of Articles of Amendment of Articles of Incorporation of Registrant. (1)/

                  (4)      Articles Supplementary to Articles of Amendment and Restatement of  Articles of
                           Incorporation of Registrant dated August 16, 1986. (1)/

                  (5)      Articles of Amendment of Articles of Incorporation dated May 4,1989. (1)/

                  (6)      Articles of Amendment of Articles of Incorporation dated February 23, 1990. (1)/

                  (7)      Articles Supplementary to Articles of Amendment and Restatement of Articles of
                           Incorporation of Registrant dated June 28, 1991. (1)/

                  (8)      Form of Articles of Amendment of Articles of Incorporation. (1)/

                  (9)      Articles of Amendment of Articles of Incorporation dated September 26, 1994. (1)/

                  (10)     Declaration of Trust dated July 22, 1999.(4)/

                  (11)     Certificate of Trust dated July 22, 1999.(4)/

         (b)      (1)      By-Laws as restated as of September 20, 1991. (1)/

                  (2)      By-Laws as adopted as of July 22, 1999.(4)/

         (c)      Not applicable.

         (d)      (1)      Investment Advisory Agreement, dated September 1, 1990, between Registrant and Shay
                           Assets Management Co. with respect to the Short-Term Liquidity Portfolio, the
                           Intermediate-Term Liquidity Portfolio, the Mortgage Securities Performance Portfolio and
                           the Corporate Bond Portfolio. (1)/

                  (2)      Form of Amendment to the Investment Advisory Agreement with respect to the Adjustable
                           Rate Mortgage (ARM) Portfolio. (1)/

                  (3)      Amendment to the Investment Advisory Agreement, dated November 30, 1992, with respect to the Adjustable Rate Mortgage (ARM) Portfolio. (1)/

                  (4)      Investment Advisory Agreement dated December 8, 1997 between Registrant and Shay
                           Assets Management, Inc. (3)/




         (e)      (1)      Distribution Agreement. (2)/

                  (2)      Distribution Agreement dated December 8, 1997 between Registrant and Shay Financial
                           Services, Inc. (3)/

         (f)      Not applicable.

         (g)      (1)      Restated Custodian Agreement between Registrant and Provident National Bank dated
                           March 1, 1991. (1)/

                  (2)      Amendment No. 1 to Restated Custodian Agreement dated June 28, 1991. (1)/

                  (3)      Amendment No. 2 to Restated Custodian Agreement dated June 29, 1991. (1)/

                  (4)      Custody Agreement dated July 30, 1999.(4)/

                  (5)      Form of Cash Management and Related Services Agreement between Registrant and the
                           Bank of New York.(4)/

         (h)      (1)      (A)      Restated Transfer Agency Agreement between Registrant and Provident Financial
                                    Processing Corporation dated March 1, 1991. (1)/

                  (1)      (B)      Amendment No. 1 to Restated Transfer Agency Agreement dated June 28,
                                    1991. (1)/

                  (1)      (C)      Transfer Agency Agreement between Registrant and BISYS dated September 13,
                                    1999.(4)/

                  (2)      (A)      Restated Administration Agreement between Registrant and Provident Financial
                                    Processing Corporation dated March 1, 1991. (1)/

                  (2)      (B)      Amendment No. 1 to Restated Administration Agreement dated June 28, 1991. (1)/

                  (2)      (C)      Amendment No. 2 to Restated Administration Agreement dated September 20,
                                    1991. (1)/

                  (3)      Administration Agreement between Registrant and BISYS dated August 1, 1999.(4)/

                  (4)      Fund Accounting Agreement between Registrant and BISYS dated August 1, 1999.(4)/

                  (5)      OMNIBUS Fee Agreement between Registrant and BISYS dated August 1, 1999.(4)/

         (i)      (1)      Opinion and Consent of Vedder, Price, Kaufman & Kammholz with respect to the Short-
                           Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage Securities
                           Performance Portfolio and the Corporate Bond Portfolio dated December 28, 1990. (1)/

                  (2)      Opinion and Consent of Vedder, Price, Kaufman &  Kammholz with respect to the Adjustable Rate
                           Mortgage (ARM) Portfolio dated July 2, 1991. (1)/

                  (3)      Opinion and Consent of Vedder, Price, Kaufman &  Kammholz with respect to Class D shares of the Ready Reserves Fund dated October 19, 1999.(4)/

         (j)      Consent of Pricewaterhouse Cooper, LLP.





         (k)      None.

         (l)      (1)      Form of Purchase Agreement between Registrant and initial investors with respect to the
                           Short-Term Liquidity Portfolio. (1)/

                  (2)      Form of Purchase Agreement between Registrant and initial investors with respect to the
                           Mortgage Securities Performance Portfolio dated November 2, 1983. (1)/

         (m)      (1)      Plan and Agreement Pursuant to Rule 12b-1 between Registrant and Shay Financial
                           Services Co. dated September 1, 1990. (1)/

                  (2)      Form of Amendment to Plan and Agreement Pursuant to Rule 12b-1 with respect to the
                           Adjustable Rate Mortgage (ARM) Portfolio. (1)/

                  (3)      Amendment to Plan and Agreement Pursuant to Rule 12b-1 with respect to the Adjustable
                           Rate Mortgage (ARM) Portfolio dated June 28, 1991. (1)/

                  (4)      Amendment to Plan and Agreement Pursuant to Rule 12b-1 dated September 18, 1996. (2)/

                  (5)      Amended and Restated Rule 12b-1 Plan. (3)/

                  (6)      Rule 12b-1 Plan dated July 22, 1999. (4)/*

         (n)      Multi-Class Plan dated July 22, 1999. (4)/

         (o)      Not applicable.

         (p)      (i)      power of attorney for Richard M. Amis.*

                  (ii)     power of attorney for Arthur G. DeRusso.*

                  (iii)    power of attorney for David F. Holland.*

                  (iv)     power of attorney for Gerald J. Levy.*

                  (v)      power of attorney for Rodger D. Shay.*

(1)/     Previously filed with Post-Effective Amendment No. 26 on or about February 29, 1996 and incorporated herein by reference.

(2)/     Previously filed with Post-Effective Amendment No. 27 on or about December 30, 1996 and incorporated herein by reference.

(3)/     Previously filed with Post-Effective Amendment No. 28 on or about December 21, 1997.

(4)/     Previously filed with Post-Effective Amendment No. 34 on or about October 22, 1999.

*        Filed herewith.

Item 24.                   Persons Controlled By or Under Common Control with Registrant

         None.

Item 25.                   Indemnification.


         Section 5.2 of the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant maintains an insurance policy which insures its directors and officers against certain civil liabilities.

Item 26.      Business and Other Connections of Investment Adviser.


         Incorporated herein by reference from the Statements of Additional Information relating to the Portfolios are the following: the description of the business of Shay Assets Management, Inc. (the "Adviser") contained in the Section entitled "Investment Adviser and Administrator"; the information concerning the organization of Shay Financial Services, Inc. (the "Distributor") contained in the Section entitled "Distributor"; and the biographical information pertaining to Messrs. Shay, Sammons, Podraza and Ellenwood contained in the Section entitled "Investment Adviser and Administrator."


         Effective December 8, 1997, the Adviser was appointed the investment adviser to three registered investment companies:

         Institutional Investors Capital Appreciation Fund, Inc., Asset Management Fund and M.S.B. Fund, Inc. In addition, the Adviser serves as the investment adviser to several savings banks located in New York on a non-discretionary basis. To service the foregoing funds and accounts, the Adviser maintains an office in New York City.

         The Adviser is located at 230 West Monroe Street, Chicago, Illinois 60606 and at 1000 Brickell Avenue, Miami, Florida 33131 and also has an office in New York City. The Adviser is a wholly owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is a closely held corporation controlled by Rodger D. Shay. Shay Financial Services, Inc., the Distributor of the Fund, is also a closely held corporation of SISI.

                             BUSINESS AND OTHER CONNECTIONS OF
NAME                         BOARD OF TRUSTEES AND OFFICERS
----                         ---------------------------------
Rodger                       D. Shay Chairman and
                             Director of the
                             Adviser and
                             Distributor;
                             Shareholder of First
                             Home Savings Bank,
                             S.L.A., 48 West Main
                             Street, Pennsville,
                             New Jersey 08070 and
                             has been a member of
                             its Board of
                             Directors since
                             December 1990.
Rodger D. Shay, Jr.          President of the Distributor.
Edward E. Sammons, Jr.       President of the Adviser.
Robert T. Podraza            Vice President, Secretary and Treasurer of both the
                             Adviser and the Distributor.

Item 27.          Principal Underwriters.

         (a) The Distributor serves as the principal distributor for Institutional Investors Capital Appreciation Fund, Inc., Asset Management Fund and M.S.B. Fund, Inc.

         (b) Certain information required by this Item 27 is incorporated herein by reference to Item 26. Set forth below are the names of the officers of the Distributor. (Other than those officers who are also officers of the Registrant)

Item 28.          Location of Accounts and Records.

         Books and other documents required to be maintained pursuant to Rule 31a-1(b)(4) and (b)(10) are in the physical possession of the Fund's Secretary, 230 West Monroe Street, Chicago, Illinois 60606; accounts, books and other documents required by Rule 31a-1(b)(5) through (7) and (b)(11) and Rule 31a-1(f) are in the physical possession of Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

Item 29.          Management Services

         Not Applicable.

Item 30.          Undertakings

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28 day of December, 1999.



                                         ASSET MANAGEMENT FUND


                                         By:  /s/  Edward E. Sammons, Jr.
                                            ------------------------------------
                                              Edward E. Sammons, Jr., President



         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on December 28, 1999 by the following persons in the capacities indicated.




SIGNATURE                                                  TITLE
/s/ Rodger D. Shay*                                        Trustee and Chairman of the Board
------------------------------------
Rodger D. Shay
/s/ Edward E. Sammons, Jr.                                 President (principal executive officer) and Treasurer
------------------------------------
Edward E. Sammons, Jr.                                     (principal financial and accounting officer)
/s/ Richard M. Amis*                                       Trustee
------------------------------------
Richard M. Amis
/s/ Arthur G. De Russo*                                    Trustee
------------------------------------
Arthur G. De Russo
/s/ David F. Holland*                                      Trustee
------------------------------------
David F. Holland
/s/ Gerald J. Levy*                                        Trustee
------------------------------------
Gerald J. Levy



* Edward E. Sammons, Jr. signs this document pursuant to powers of attorney as filed herewith.

Exhibit Index

         (p)      (i)      power of attorney for Richard M. Amis.

                  (ii)     power of attorney for Arthur G. DeRusso.

                  (iii)    power of attorney for David F. Holland.

                  (iv)     power of attorney for Gerald J. Levy.

                  (v)      power of attorney for Rodger D. Shay.